UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the SEC Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to 14a-12

VIVOS INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-1

VIVOS INC.

1030 N. Center Parkway

Kennewick, Washington 99336

November 9, 2026

Dear Stockholders of Vivos Inc.:

You are cordially invited to attend the 2026 annual meeting of stockholders (the “Annual Meeting” or the “Meeting”) of Vivos Inc. (the “Company”) to be held at 11:00 a.m., Pacific Daylight Time, on December 9, 2026. Details of the matters to be considered at the Meeting are included in the accompanying proxy statement (the “Proxy Statement”).

The Annual Meeting will be held via the Internet in a virtual format. Stockholders will be able to attend and submit questions during the Annual Meeting. You will be able to attend the Annual Meeting by first registering at https://web.viewproxy.com/RDGL/2026. You will receive a meeting invitation by e-mail with your unique join link prior to the meeting date. During the Meeting until polls are closed, you may vote by logging into the Annual Meeting using your stockholder information provided on the proxy card accompanying the Proxy Statement.

Details of the business to be conducted at the Annual Meeting are described in the Proxy Statement. We will begin mailing this Proxy Statement and all other related materials on or about November 9, 2026. We have also made a copy of our Annual Report on Form 10-K for the year ended December 31, 2025 (“Annual Report”) available with the Proxy Statement. We encourage you to read our Annual Report. It includes our audited financial statements and provides information about our business.

Your vote is important, regardless of the number of shares you hold. Even if you do not plan to attend the Annual Meeting, please vote your shares as promptly as possible. Voting promptly will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the Meeting.

We look forward to your participation in the Annual Meeting by attending virtually or by submitting your proxy.

We look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Carlton M. Cadwell
Carlton M. Cadwell
Chairman of the Board

YOUR VOTE IS IMPORTANT

All stockholders are cordially invited to attend the virtual Annual Meeting. However, to ensure your representation at the Annual Meeting, you are urged to vote by Internet, telephone or mail as promptly as possible. Submitting your vote assures that a quorum will be present at the Annual Meeting and avoid the additional expense of duplicate proxy solicitations.

VIVOS INC.

1030 N. Center Parkway

Kennewick, Washington 99336

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on December 9, 2026

Dear Stockholders of Vivos Inc.:

We are pleased to invite you to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Vivos Inc. (the “Company”), a Delaware corporation, which takes place on December 9, 2026 at 11:00 a.m. Pacific Time. The Annual Meeting will be a virtual meeting, held for the following purposes:

1.	to elect two directors to our Board of Directors, each to serve until our next Annual Meeting of Stockholders or until their respective successor is elected and qualified;

2.	to approve our 2026 Omnibus Securities and Incentive Plan (the “2026 Plan”);

3.	to ratify the appointment of Fruci & Associates II, PLLC as our independent auditors for the fiscal year ending December 31, 2026; and

4.	such other matters as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

These matters are more fully discussed in the attached proxy statement (“Proxy Statement”).

Beginning on or about November 9, 2026, we mailed copies of this Proxy Statement, our Annual Report on Form 10-K for the year ended December 31, 2025 (the “Annual Report”) and other related materials to stockholders entitled to receive notice of and to vote at the Meeting. You will be able to attend the Annual Meeting by first registering at www.viewproxy.com/VIVOS/2026. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date. Stockholders will be able to listen, vote and submit questions during the virtual meeting. All registrations to attend the Annual Meeting must be received by 11:59 p.m. Eastern Time on December 8, 2026.

The close of business on November 2, 2026 (the “Record Date”) has been fixed as the Record Date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. Only holders of record of Common Stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. A complete list of these stockholders will be available for examination by any of our stockholders for purposes pertaining to the Annual Meeting at our corporate offices, 1030 N. Center Parkway, Kennewick, Washington 99336, during normal business hours for a period of ten days prior to the Annual Meeting, and at the time and place of the Annual Meeting.

Whether or not you expect to attend the virtual Annual Meeting, we urge you to vote your shares as promptly as possible by Internet or telephone so that your shares may be represented and voted at the Annual Meeting.

Our Board of Directors unanimously recommends that you vote “FOR” each of the Director nominees identified in Proposal No. 1, and “FOR” Proposals No. 2 and No. 3, each of which are described in detail in the accompanying Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON DECEMBER 9, 2026:

THE ANNUAL REPORT AND PROXY STATEMENT ARE AVAILABLE ONLINE AT: HTTPS://WEB.VIEWPROXY.COM/RDGL/2026.

By Order of the Board of Directors,

/s/ Carlton M. Cadwell
Kennewick, Washington	Carlton M. Cadwell
November 9, 2026	Chairman of the Board

VIVOS INC.

1030 N. Center Parkway

Kennewick, Washington 99336

(509) 222-2222

PROXY STATEMENT

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Vivos Inc., a Delaware corporation (the “Company”), for use at the 2026 Annual Meeting of Stockholders (“Annual Meeting”). The Meeting will take place exclusively in a virtual meeting format on December 9, 2026, at 11:00 a.m., Pacific Daylight Time. You will be able to attend the Stockholder Meeting by first registering at https://web.viewproxy.com/RDGL/2026. You will receive a meeting invitation by e-mail with your unique join link prior to the meeting date. Stockholders will be able to listen, vote and submit questions during the virtual meeting.

Beginning on or about November 9, 2026, we mailed copies of this Proxy Statement, our Annual Report on Form 10-K for the year ended December 31, 2025 (the “Annual Report”) and other related materials to stockholders entitled to receive notice of and to vote at the Meeting. Please refer to these materials for instructions regarding virtual attendance at the Annual Meeting and how to submit your vote for the proposals described in this Proxy Statement.

This Proxy Statement and the Annual Report can also be accessed free of charge online as of November 9, 2026 at: https://web.viewproxy.com/RDGL/2026.

Voting

The specific proposals to be considered and acted upon at our Annual Meeting were summarized in the Notice and are described in more detail throughout this Proxy Statement. As of November 2, 2026 (the “Record Date”), we had issued and outstanding: (i) 513,788,110 shares of our common stock, par value $0.001 per share (“Common Stock”); (ii) 2,071,007 shares of our Series A Convertible Preferred Stock, par value $0.001 per share (“Series A Preferred”), convertible into 2,588,758 shares of Common Stock; (iii) 363 shares of our Series B Convertible Preferred Stock, par value $0.001 per share (“Series B Preferred”), convertible into 4,538 shares of Common Stock; and (iv) 635,302 shares of our Series D Convertible Preferred Stock, par value $0.001 per share (“Series D Preferred”), convertible into 7,941,275 shares of Common Stock, each of which are entitled to vote at the Annual Meeting. Each holder of Common Stock is entitled to one vote per share of Common Stock held, each holder of Series A Preferred is entitled to five votes per conversion share of Series A Preferred held, each holder of Series B Preferred is entitled to two votes per conversion share of Series B Preferred held, and each holder of Series D Preferred is entitled to 50 votes per conversion share of Series D Preferred held on the Record Date.

As of the Record Date, outstanding shares representing 923,804,726 votes, consisting of 513,788,110 attributable to Common Stock, 12,943,790 attributable to Series A Preferred, 9,076 attributable to Series B Preferred, and 397,063,750 attributable to Series D Preferred, were entitled to vote.

Quorum

In order for any business to be conducted at the Annual Meeting, the holders of more than 50% of the shares entitled to vote must be represented at the Annual Meeting, either in person or by properly executed proxy. If a quorum is not present at the scheduled time of the Annual Meeting, the Chairman (or other person presiding at the Annual Meeting) may adjourn the Annual Meeting until a quorum is present. The time and place of the adjourned Annual Meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the Annual Meeting.

Required Vote for Approval

Proposal No. 1: Election of Directors	The two director nominees who receive the greatest number of votes cast “FOR” at the Annual Meeting by the shares present, either in person or by proxy, and entitled to vote, will be elected to serve on our Board until our 2027 annual meeting of stockholders, or until her or his successor is duly elected and qualified.

Proposal No. 2: Approval of the 2026 Omnibus Securities and Incentive Plan	To approve the 2026 Plan, the number of votes cast “FOR” must exceed the number of votes cast “AGAINST” this Proposal.

Proposal No. 2: Ratification of Appointment of Auditors	To ratify the appointment of Fruci & Associates II, PLLC as our independent auditors for the fiscal year ending December 31, 2026, the number of votes cast “FOR” must exceed the number of votes cast “AGAINST” this Proposal.

Abstentions and Broker Non-Votes

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the Annual Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes “AGAINST” a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the voting power present and entitled to vote at the Annual Meeting. Abstaining from voting for Proposals No. 2 and 3 will have the same effect as a vote “AGAINST” such proposals.

A broker non-vote occurs when the beneficial owner of shares fails to provide the broker, bank or other nominee that holds the shares with specific instructions on how to vote on any “non-routine” matters brought to a vote at the stockholders meeting. In this situation, the broker, bank or other nominee will not vote on the “non-routine” matter. Broker non-votes are counted for purposes of determining whether a quorum is present, and unless otherwise stated, have no effect on the outcome of the matters voted upon.

Note that if you are a beneficial holder, brokers and other nominees will be entitled to vote your shares on “routine” matters without instructions from you. The ratification of the independent registered public accountants, for example, is a routine proposal. As brokers and other nominees may not vote on “non-routine” proposals, a broker or other nominee will not be entitled to vote your shares on any “non-routine” matters, absent instructions from you. “Non-routine” matters include Proposals No. 1 and 2. Accordingly, we encourage you to provide voting instructions to your broker or other nominee, regardless of whether or not you plan to attend the Annual Meeting.

Voting and Revocation of Proxies

If your proxy is properly returned to the Company, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If you return your proxy without specifying how the shares represented thereby are to be voted, the proxy will be voted (i) FOR the election of the two directors nominated by our Board; (ii) FOR the 2026 Plan; (iii) FOR the ratification of the appointment of Fruci & Associates II, PLLC as our independent auditors for fiscal year 2026; and (iv) at the discretion of the proxy holders on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

You may revoke or change your proxy at any time before the Annual Meeting by filing with our Corporate Secretary at our principal executive offices at 1030 N. Center Parkway, Kennewick, Washington 99336, a notice of revocation or another signed proxy with a later date.

If you are a stockholder of record as of the Record Date, there are three ways you can vote:

1. By the Internet: If you are a stockholder as of the Record Date, you may vote over the Internet by following the instructions provided on your proxy card.

2. By Postal Mail: If you requested printed copies of proxy materials and are a stockholder as of the Record Date, you may vote by mailing your proxy as described in the proxy materials.

3. During the Meeting: You will be able to attend the Annual Meeting by first registering at https://web.viewproxy.com/RDGL/2026. You will receive a meeting invitation by e-mail with your unique join link prior to the meeting date. Stockholders will be able to listen, vote and submit questions during the virtual meeting. Submitting a proxy will not prevent a stockholder from attending the Meeting virtually, revoking an earlier-submitted proxy in accordance with the process outlined below and voting online during the Meeting.

In order to be counted, proxies submitted electronically by the Internet must be received by 11:59 p.m., Eastern Daylight Time, on December 8, 2026. Proxies submitted by postal mail must be received before the start of the virtual Meeting.

If you hold your shares through a bank or broker, please follow their instructions.

Attendance at the Annual Meeting

We will host the Annual Meeting live online, via Internet webcast. You will be able to attend the Annual Meeting by first registering at https://web.viewproxy.com/RDGL/2026. You will receive a meeting invitation by e-mail with your unique join link prior to the meeting date. Stockholders will be able to listen, vote and submit questions during the Annual Meeting. The Internet webcast will start at 11:00 a.m., Pacific Daylight Time, on December 9, 2026.

Both stockholders of record and street name stockholders will be able to attend the Annual Meeting via live audio webcast, submit their questions during the meeting and vote their shares electronically at the Annual Meeting. If you are a registered holder, your virtual control number will be on your Notice of Internet Availability of Proxy Materials or proxy card.

If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a virtual control number in order to vote your shares during the Annual Meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the Annual Meeting (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at https://web.viewproxy.com/RDGL/2026. On the day of the Annual Meeting, you may only vote during the meeting by e-mailing a copy of your legal proxy to virtualmeeting@viewproxy.com in advance of the meeting.

Whether you attend the Annual Meeting as a “Stockholder” or as a “Guest”, please allow yourself ample time for the online check-in procedures.

There will be technicians ready to assist you with any technical difficulties you may have accessing the annual meeting live audio webcast. If you encounter any difficulties accessing the webcast during the check-in or meeting time, please email VirtualMeeting@viewproxy.com or call 866-612-8937.

No Appraisal Rights

The stockholders of the Company have no dissenter’s or appraisal rights in connection with any of the proposals described herein.

Solicitation

We will bear the entire cost of solicitation, including the preparation, printing and mailing of the Proxy Statement, Annual Report and related materials, and any other solicitation materials or services we may use in connection with the virtual Meeting or any adjournment thereof, as well as the preparation and posting of all proxy materials furnished to the stockholders in connection with the Meeting or any adjournment thereof.

Copies of any solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation materials to such beneficial owners. In addition, we may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies may be supplemented by a solicitation, by telephone, email or other means, by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services.

MATTERS TO BE CONSIDERED AT ANNUAL MEETING

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

Our Bylaws provide that the Board shall consist of one or more members, the exact number of which shall initially be fixed from time to time by the Board. Except as provided in Section 2 of our Bylaws, directors shall be elected by a plurality of the votes cast at Annual Meetings of Stockholders, and each director so elected shall hold office until the next Annual Meeting and until his successor is duly elected and qualified, or until his earlier resignation or removal. Any director may resign at any time upon written notice to the Corporation. Directors need not be stockholders.

Our Board currently consists of two directors. Each of the director nominees identified below has confirmed that he is able and willing to serve as a director if elected. If any of the director nominees become unable or unwilling to serve, your proxy will be voted for the election of a substitute director nominee recommended by the current Board. The Board has nominated Carlton M. Cadwell and Michael K. Korenko for election at the Meeting, each to serve for one-year terms until our 2027 Annual Meeting of Shareholders or until his successor is duly elected and qualified.

Please see “Directors” below for more information, including background information, business experience, and the Board’s recommendation of each director nominee.

Required Vote and Recommendation

The election of directors requires the affirmative vote of a plurality of the voting shares present or represented by proxy and entitled to vote at the Annual Meeting. The two nominees receiving the highest number of affirmative votes will be elected. Unless otherwise instructed or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the election of the nominees.

The Board recommends that the stockholders vote “FOR” the election of Carlton M. Cadwell and Michael K. Korenko.

DIRECTORS

The sections below set forth certain information regarding the director nominees for election as directors of the Company. There are no family relationships between any of the directors and the Company’s Named Executive Officers.

The Company’s current directors and executive officers are as follows:

NAME	AGE	POSITION
Dr. Carlton M. Cadwell	81	Chairman of the Board and Secretary
Dr. Michael K. Korenko	80	Chief Executive Officer and Director

Each of the Company’s executive officers and directors will hold office until their successors are duly elected and qualified. The background and principal occupations of each director nominee are as follows:

Carlton M. Cadwell, Chairman of the Board and Secretary since December 2016, Dr. Cadwell joined the Company as a director in 2006, and brings over 30 years of experience in business management, strategic planning, and implementation. He co-founded Cadwell Laboratories, Inc., a major international provider of neurodiagnostic medical devices, in 1979 and has served as its President since its inception. After receiving his bachelor’s degree from the University of Oregon in 1966 and a doctoral degree from the University of Washington in 1970, he began his career serving in the United States Army as a dentist for three years. From 1973 to 1980, Dr. Cadwell practiced dentistry in private practice and since has started several businesses.

Dr. Cadwell brings to the Board over ten years of service on the Board and over forty-five years of experience as a successful entrepreneur, as well as medical expertise.

Michael K. Korenko, Chief Executive Officer of the Company since December 2016 and a member of the Board since August 2017, joined the Company as an Advisor to the Board of the Company in 2009, served as member of the Board from May 2009 to March 2010, and served as President from December 2016 to September 2025. Dr. Korenko has also served on the Hanford Advisory Board since 2009. Dr. Korenko served as Business Development Manager for Curtiss-Wright from 2006 to 2009, as Chief Operating Officer for Curtiss-Wright from 2000 to 2005 and was Executive Vice President of Closure for Safe Sites of Colorado at Rocky Flats from 1994 to 2000. Dr. Korenko served as Vice President of Westinghouse from 1987 to 1994 and was responsible for the 300 and 400 areas, including the Fast Flux Testing Facility (“FFTF”) and all engineering, safety analysis, and projects for the Hanford site. Dr. Korenko is the author of 28 patents and has received many awards, including the National Energy Resources Organization Research and Development Award, the U.S. Steelworkers Award for Excellence in Promoting Safety, and the Westinghouse Total Quality Award for Performance Manager of the Year. Dr. Korenko has a Doctor of Science from MIT, was a NATO Postdoctoral Fellow at Oxford University, and was selected as a White House Fellow for the Department of Defense, reporting to Secretary Cap Weinberger.

Dr. Korenko brings to the Board over nine years’ experience working with and advising various small businesses, including companies involved in turnarounds. Dr. Korenko has also been involved as an advisor to the Company since 2009 in the development of medical isotopes.

Board Attendance at Board of Directors, Committee and Stockholder Meetings

The Board held three meeting and acted by unanimous written consent three times during the year ended December 31, 2025. The Board held no meetings and acted by unanimous written consent two times during the year ended December 31, 2024. We have no formal policy with respect to the attendance of Board members at annual meetings of shareholders but encourage all incumbent directors and director nominees to attend each annual meeting of shareholders.

As of the date of this proxy statement, the Company has not established an audit committee, and therefore, the Company’s full Board performs the functions that customarily would be undertaken by an audit committee. The Company’s Board during 2025 and 2024 was comprised of two directors, one of whom the Company had determined satisfied the general independence standards of the NASDAQ listing requirements.

The Company’s Board has determined that none of its current members qualifies as an “audit committee financial expert,” as defined by the rules of the Securities and Exchange Commission (“SEC”). In the future, the Company intends to establish board committees and to appoint such persons to those committees as are necessary to meet the corporate governance requirements imposed by a national securities exchange, although it is not required to comply with such requirements until the Company elects to seek listing on a national securities exchange.

We do not have a formal policy regarding attendance by members of the Board at our annual meeting of stockholders, but directors are encouraged to attend. We did not hold an annual meeting of stockholders during our fiscal year ended December 31, 2024.

Director Independence

The Company’s Common Stock is traded on the OTCQB Marketplace, which does not impose any independence requirements on the Board of Directors or the board committees of the companies whose stock is traded on that market. The Company has decided to adopt the independence standards of the Nasdaq listing rules in determining whether the Company’s directors are independent. Generally, under those rules a director does not qualify as an independent director if the director or a member of the director’s immediate family has had in the past three years certain relationships or affiliations with the Company, the Company’s auditors, or other companies that do business with the Company. The Board has determined that Dr. Cadwell is qualified as an independent director under those Nasdaq rules, and accordingly, would have been qualified under those rules to serve on a compensation committee or a nominating committee, if the Company had established such committees of the Board. Dr. Korenko is not an independent director due to his employment by the Company as an executive officer.

Code of Ethics

The Board has not adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, because of the Company’s limited number of executive officers and employees that would be covered by such a code and the Company’s limited financial resources. The Company anticipates that it will adopt a code of ethics after it increases the number of executive officers and employees and obtain additional financial resources.

Insider Trading Policy

The Company has not adopted a formal insider trading policy or specific written procedures governing the purchase, sale, or other disposition of its securities by directors, officers, employees, or the Company itself. While the Company adheres strictly to federal and state securities laws, including the general prohibitions against trading on material non-public information, the Board has determined that a formal standalone insider trading policy and pre-clearance procedures are not necessary at this stage of the Company’s operations. This decision is based on the Company’s current size, and the limited number of personnel. The Board evaluates the corporate governance environment periodically and may consider adopting a formal insider trading policy and associated administrative controls as the Company grows and its securities trading activity increases.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

Option grants to employees, executive officers and non-employee directors are made by the Board from time to time. We do not have any formal policy that requires the Company to grant, or avoid granting, equity-based compensation at certain times. We do not grant equity awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our Common Stock, and do not time the public release of such information based on award grant dates. The timing of any equity grants to executive officers or directors in connection with new hires, promotions, or other non-routine grants is tied to the event giving rise to the award (such as an executive officer’s commencement of employment or promotion effective date).

During the year ended December 31, 2025, there were no equity grants made to our executive officers during any period beginning four business days before the filing of a periodic report or current report disclosing material non-public information and ending one business day after the filing or furnishing of such report with the SEC.

Stockholder Communications

If you wish to communicate with the Board, you may send your communication in writing to:

Vivos Inc.

1030 N Center Parkway

Kennewick, WA 99336

Attn: Corporate Secretary

You must include your name and address in the written communication and indicate whether you are a stockholder of the Company. The Secretary will review any communication received from a stockholder, and all material and appropriate communications from stockholders will be forwarded to the appropriate director or directors or committee of the Board based on the subject matter.

PROPOSAL NO. 2

APPROVAL OF THE 2026 OMNIBUS SECURITIES AND INCENTIVE PLAN

General

The Board believes that the future success of the Company depends, in large part, upon the ability of the Company to attract, retain and motivate key employees, and that the granting of equity awards serves as an important factor in retaining key employees. Equity awards are used as compensation vehicles by most, if not all, of the companies with which we compete for talent, and we believe that providing equity awards is critical to our continued ability to attract and retain key employees. The Company’s 2015 Omnibus Securities and Incentive Plan (the “2015 Plan”) was approved by the Board and the stockholders of the Company in October 2015. The 2015 Plan expired by its terms in October 2025.

Our stockholders are being asked to approve the 2026 Omnibus Securities and Incentive Plan (the “2026 Plan”), unanimously approved by the Board, a copy of which is attached hereto as Appendix A.

If approved at the Annual Meeting, any awards outstanding under the 2015 Plan on the date of approval of the 2026 Plan will remain subject to the 2015 Plan. Upon approval of our 2026 Plan, any shares subject to outstanding awards under the 2026 Plan that subsequently expire, terminate, or are surrendered or forfeited for any reason without issuance of shares will automatically become available for issuance under our 2026 Plan.

The 2026 Plan authorizes a total of 102,757,622 shares of Common Stock, or 20% of our issued and outstanding shares of Common Stock as of November 2, 2026 (the “Shares”), for issuance to all employees (including, without limitation, officers and directors who are also employees) of the Company or any subsidiary of the Company (each a “Subsidiary”), any non-employee director, consultants and independent contractors of the Company or any Subsidiary, and any joint venture partners (including, without limitation, officers, directors and partners thereof) of the Company or any Subsidiary (each, an “Eligible Recipient”, and collectively, the “Eligible Recipients”). As of the date of this Proxy Statement, no Shares have been issued under the 2026 Plan.

Purpose of the 2026 Plan

Under the terms of the 2026 Plan, the Compensation Committee of the Board (the “Committee”), or in the absence of such committee, the Board, will administer the 2026 Plan. The Committee will, at its discretion, issue the authorized Shares to Eligible Recipients in the form of: (i) stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “IRC”) (“Qualified Stock Options”), (ii) stock options that do not qualify as incentive stock options (“Non-Qualified Stock Options” and together with the Qualified Stock Options, the “Incentive Awards”), or (iii) awards of shares that are subject to certain restrictions specified in the 2026 Plan (each a “Restricted Stock Award”).

The 2026 Plan will advance the interest of the Company and its shareholders by enabling the Company and its subsidiaries to attract and retain persons of ability to perform services for the Company and its Subsidiaries by providing an incentive to such individuals through equity participation in the Company, and by rewarding those individuals who contribute to the achievement by the Company of its operational and financial objectives. Awards issued to “beneficial owners”, as such term is defined by Rule 16a-1 of the rules promulgated under the Exchange Act, will qualify for an exemption from the “short swing” profit rules contained in Section 16 of the Exchange Act, and awards under the 2026 Plan will be considered “qualified” under the rules and regulations of the Internal Revenue Code of 1986, as amended.

Below is a summary of the 2026 Plan. Unless otherwise indicated, all capitalized terms shall have the same meaning as defined in the 2026 Plan. This summary does not purport to be complete, and is qualified, in its entirety, by the specific language of the 2026 Stock Incentive Plan, as attached to this Information Statement as Appendix A.

Description of the 2026 Plan

Purpose. The 2026 Plan provides the Company with the ability to attract and retain highly qualified Eligible Recipients to perform services for the Company and its Subsidiaries. By providing these Eligible Recipients with equity-based Incentive Awards, the 2026 Plan gives each Eligible Recipient an incentive to perform and increase the value of the Company, aligning the interests of these Eligible Recipients with the Company and its shareholders.

Administration. The 2026 Plan will be administered by the Compensation Committee of the Board, or in the absence of a Compensation Committee, by the Board. The Committee may adopt rules and regulations for carrying out 2026 Plan. The interpretations and decisions of the Committee are final and conclusive on all persons participating or eligible to participate in the 2026 Plan.

Stock Subject to the 2026 Plan. Under the 2026 Plan, the Committee may award Eligible Recipients with shares of Common Stock in the form of Incentive Awards, specifically Qualified Stock Options or Non-Qualified Stock Options, or Restricted Stock Awards. 102,757,622 shares of Common Stock, or 20% of our issued and outstanding shares of our Common Stock as of November 2, 2026, will be authorized under the 2026 Plan. The Common Stock issued under the 2026 Plan will be from authorized but unissued shares of our Common Stock.

Eligibility. Eligible Recipients may be selected by the Committee to receive Incentive Awards or Restricted Stock Awards under the 2026 Plan. Eligible Recipients include all employees (including, without limitation, officers and directors who are also employees) of the Company or any Subsidiary, any non-employee director, consultants and independent contractors of the Company or any Subsidiary, and any joint venture partners (including, without limitation, officers, directors and partners thereof) of the Company or any Subsidiary. The Company estimates that 20 individuals associated with the Company and its subsidiaries will qualify as Eligible Recipients.

Options. Each Qualified Stock Option and Non-Qualified Stock Option (each an “Option”) granted under the 2026 Plan is subject to the following terms and conditions:

(a) Exercise Price. The per share price to be paid by an Eligible Recipient participating under the 2026 Plan (each a “Participant”) upon exercise of an Option will be determined by the Committee in its discretion at the time of the Option grant, provided that such price will not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant with respect to an Qualified Stock Option (110% of the Fair Market Value if, at the time the Qualified Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

(b) Exercise of the Options. An Option will become exercisable at such times and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Option may be exercisable after 10 years from its date of grant.

(c) Form of Consideration. The purchase price of the shares to be purchased upon exercise of an Option will be payable to the Company in United States dollars in cash or by check or, such other legal consideration as may be approved by the Committee in its discretion. The Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by tender of a Broker Exercise Notice, Previously Acquired Shares or by a combination of such methods. The Committee, in its discretion, may permit a particular Participant to pay all or a portion of the Option price, and/or the tax withholding liability with respect to the exercise of an Option either by surrendering shares of stock already owned by such Participant or by withholding shares of Option stock, provided that the Committee determines that the fair market value of such surrendered stock or withheld Option stock is equal to the corresponding portion of such Option price and/or tax withholding liability, as the case may be, to be paid for therewith. The Committee, in its sole discretion, may establish such other terms and conditions for the payment of the exercise price, as it deems appropriate.

(d) Value Limitation. If the aggregate fair market value of all shares of Common Stock subject to a grantee’s Qualified Stock Option which are exercisable for the first time during any calendar year exceeds $100,000, the excess options shall be treated as Non-Qualified Stock Options. For this purpose, fair market value is determined as of the grant date.

Restricted Stock Awards. In addition to Options, the Committee may grant Restricted Stock Awards to Eligible Recipients. The Committee may impose such restrictions or conditions to the vesting of these Restricted Stock Awards as it deems appropriate, including, without limitation, that the Participant remain in the continuous employment or service of the Company or a Subsidiary for a certain period, or that the Participant or the Company satisfy certain performance goals or criteria. Unless the Committee determines otherwise, all shares of Common Stock granted as a Restricted Stock Award shall have all voting, dividend, liquidation and other rights associated with becoming a holder of record of such shares as if Participant were the holder of shares of unrestricted Common Stock.

Effective Date and Duration of the 2026 Plan. The 2026 Plan will become effective upon shareholder approval at the Annual Meeting (the “Effective Date”), and will terminate at midnight on the ten-year anniversary of the Effective Date, unless terminated upon an earlier date by the Board.

Termination or Amendment of the 2026 Plan. The Board may, at any time, with or without shareholder approval, terminate or amend the 2026 Plan.

U.S. Federal Income Tax Consequences

The 2026 Plan is, in part, is a qualified plan for Federal income tax purposes. As such, the Company is entitled to (a) withhold and deduct from future wages of the Eligible Recipient, or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, state and local withholding and employment-related tax requirements attributable to a Qualified Stock Option, including, without limitation, the grant, exercise or vesting of, or payment of dividends with respect to, a Qualified Stock Option or a disqualifying disposition of stock received upon exercise of a Qualified Stock Option, or (b) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to a Qualified Stock Option.

New Plan Benefits

Participation in the 2026 Plan is entirely within the discretion of the Committee. Because we cannot predict the predict the rate at which the Committee will make awards to Eligible Recipients or the terms of Incentive Awards granted under the 2026 Plan, it is not possible to determine the number of shares that will be purchased or the value of benefits that may be obtained by executive officers and other employees under the 2026 Plan for the current fiscal year.

Required Vote and Recommendation

The affirmative “FOR” vote of a majority of the shares present in person or by proxy and entitled to vote is necessary for approval of the 2026 Plan. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” this proposal. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of this proposal. Accordingly, an abstention will have the effect of a vote against this proposal. Broker non-votes will have no effect on the outcome of the vote for this proposal.

Our Board of Directors unanimously recommends that you vote FOR the approval of the 2026 Omnibus Securities and Incentive Plan.

PROPOSAL NO. 3

RATIFICATION OF THE APPOINTMENT OF FRUCI & ASSOCIATES II, PLLC TO SERVE AS OUR

REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR

The Board has appointed Fruci & Associates II, PLLC (“Fruci”) as our independent registered public accounting firm for the current fiscal year and hereby recommends that the stockholders ratify such appointment.

The Board may terminate the appointment of Fruci as the Company’s independent registered public accounting firm without the approval of the stockholders whenever the Board deems such termination necessary or appropriate.

Representatives of Fruci will be present at the Annual Meeting, or available by telephone, and will have an opportunity to make a statement if they so desire and to respond to appropriate questions from stockholders.

Principal Accountant Fees and Services

	Year ended December 31,
	2025	2024
Audit fees	$42,400	$38,500
Audit-related fees	-	4,500
Tax fees	4,350	3,850
All other fees	-	-
Total	$46,750	$46,850

As defined by the SEC, (i) “audit fees” are fees for professional services rendered by our principal accountant for the audit of our annual financial statements and review of financial statements included in our Form 10-K, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) “audit-related fees” are fees for assurance and related services by our principal accountant that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “audit fees”; (iii) “tax fees” are fees for professional services rendered by an external consultant for tax compliance, tax advice, and tax planning; and (iv) “all other fees” are fees for products and services provided by our principal accountant, other than the services reported under “audit fees”, “audit-related fees”, and “tax fees”.

Audit Fees

For the fiscal year ended December 31, 2025 and 2024, audit fees were approximately $42,400 and $38,500, respectively.

Audit-related Fees

For the fiscal year ended December 31, 2025 and 2024, audit-related fees were approximately $0 and $4,500, respectively.

Tax Fees

For the fiscal year ended December 31, 2025 and 2024, tax fees were approximately $4,350 and $3,850, respectively.

All Other Fees

For the fiscal year ended December 31, 2025 and 2024, the Company did not retain Fruci for other services.

Required Vote and Recommendation

Ratification of the selection of Fruci & Associates II, PLLC as the Company’s independent auditors for the fiscal year ending December 31, 2026 requires the affirmative vote of a majority of votes cast, either present or represented by proxy (meaning the number of shares voted “FOR” this Proposal must exceed the number of shares voted “AGAINST” this Proposal). Abstentions and broker non-votes are not considered votes cast for the foregoing purpose and will have no effect on the vote for this Proposal. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the ratification of Fruci & Associates II, PLLC as the Company’s independent auditors for the fiscal year ending December 31, 2026.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the selection of Fruci & Associates II, PLLC as the Company’s independent auditors for the fiscal year ending December 31, 2026.

EXECUTIVE OFFICERS

The following table sets forth information regarding the executive officers of the Company:

NAME	AGE	POSITION
Carlton M. Cadwell	81	Chairman of the Board and Secretary
Michael K. Korenko	80	Chief Executive Officer and Director
Brad Allan Weeks	44	President
Michael Pollack	60	Interim Chief Financial Officer
David J. Swanberg	69	Chief Operating Officer

Term of Office

The Company’s executive officers are appointed by the Company’s Board and hold office until their resignation, removal, death or retirement.

Background and Business Experience

The business experience during the past five years of each of the Company’s directors and executive officers is as follows:

Dr. Carlton M. Cadwell, Please see Dr. Cadwell’s biography under the “Directors” section of this Proxy Statement.

Dr. Michael K. Korenko. Please see Dr. Korenko’s biography under the “Directors” section of this Proxy Statement.

Brad Allan Weeks, President of the Company since September 2025. From January 2024 until his appointment as President, Mr. Weeks was the Company’s Business Development Manager. From September 2011 to January 2024, Mr. Weeks was a Sales Support Manager for Cadwell Laboratories. Mr. Weeks is a seasoned leader with extensive experience in the medical device and biotechnology sectors. As President, Brad plays a pivotal role in business development, team expansion, and strategic partnerships, contributing to the Company’s growth in targeted cancer therapies that deliver radioactive agents directly to tumors while minimizing damage to healthy tissue. Brad has built a distinguished career in healthcare innovation, holding leadership positions at organizations focused on advancing medical technologies and patient outcomes. His expertise includes forging international collaborations, such as recent engagements in India. Passionate about groundbreaking solutions that improve lives, Brad is actively involved in promoting the Company’s mission to revolutionize oncology through safer, more effective radionuclide therapies. Mr. Weeks holds a Master of Business Administration (MBA) with a focus on Technology Management.

Michael Pollack CPA, the Interim Chief Financial Officer, joined the Company as interim Chief Financial Officer in December 2018. Mr. Pollack has been a partner in a certified public accounting firm for the past fifteen years and specializes in accounting and auditing for small public companies. Mr. Pollack has approximately 30 years of experience in public accounting and consulting to over 100 publicly traded and 250 private companies. Mr. Pollack has also held CFO and Controller positions in an array of industries. Mr. Pollack graduated from the University of Maryland with a Bachelor of Arts in Economics. Mr. Pollack is a member of the American Institute of Certified Public Accountants, as well as licensed to practice in New Jersey, and New York.

David J. Swanberg, M.S., P.E., Chief Operating Officer since September 2025, has over 35 years’ experience in Radiochemical Processing, Medical Isotope Production, Nuclear Waste Management, Materials Science, Regulatory Affairs, and Project Management. He has worked in diverse organizations ranging from small start-up businesses to corporations with multi-billion-dollar annual revenues. Most recently, he served as Technology Development Project Manager for Washington River Protection Solutions, from 2010 to 2024. Prior to 2010, he served as Senior Chemical/Environmental Engineer for Science Applications International Corporation since 2008. He has also previously served as Executive Vice President of Operations for IsoRay Medical Inc. managing day-to-day operations, R&D, and New Product Development. Mr. Swanberg was a co-founder of IsoRay and led the initial Cs-131 brachytherapy seed product development, FDA 510(k) submission/clearance, and NRC Sealed Source review and registration. He led the radiation dosimetry evaluations to meet American Association of Physicists in Medicine guidelines and is a current member of the AAPM. Mr. Swanberg served on the IsoRay Board of Directors and participated in several capital financing rounds totaling over $30.0 million. Mr. Swanberg has been actively engaged with the Company in his previous role as Chief Technical Manager since 2017. He has been integrally involved in product development, production, user training, regulatory submissions, and intellectual property development. He holds a BA in Chemistry from Bethel University (MN) and an MS in Chemical Engineering from Montana State University. He has numerous technical publications and holds several patents.

There have been no events under any bankruptcy act, no criminal proceedings and no judgments or injunctions material to the evaluation of the ability and integrity of any of the Company’s executive officers or directors during the past ten years.

Significant Consultants

Fredrick Swindler is the Quality Assurance Manager for the Company. Mr. Swindler provides expertise in quality assurance and regulatory affairs in the medical device industry specific emphasis in development and auditing of quality systems as well as product submissions. Fred holds an MBA and brings over 55 years of extensive experience to the Company.

Medical and Veterinarian Advisory Boards

Dr. Barry D. Pressman MD, FACR - Chairman Medical Advisory Board. Dr. Pressman is Professor and Chairman of the S. Mark Taper Foundation Imaging Centre and Department, and Chief of the Section of Neuroradiology and Head and Neck Radiology at Cedars-Sinai Medical Center, located in Los Angeles, California.

Dr. Pressman is a past President of The American College of Radiology, the Western Neuroradiological Society, as well as past President of the California Radiological Society. Currently he is a member of the American Society of Neuroradiology and the American Society of Pediatric Neuroradiology.

Dr. Pressman earned his medical degree Cum Laude from Harvard Medical School after graduating Summa Cum Laude from Dartmouth College. After a surgical internship at Harvard’s Peter Bent Brigham Hospital in Boston, he completed a diagnostic radiology residency at Columbia-Presbyterian Medical Center in New York and a Neuroradiology fellowship at George Washington University Hospital. During this period, he wrote many original papers for Computer Tomography (CT).

Dr. Albert S. DeNittis MD, MS, FCPP - Medical Advisory Board. Dr. Albert S. DeNittis is currently the Chief of Radiation Oncology at Lankenau Medical Center and Clinical Professor at Lankenau Institute for Medical Research in Wynnewood, Pennsylvania, and the Director of Radiation Oncology at Brodesseur Cancer Center in New Jersey. He is also the Principal Investigator and in charge of a grant awarded by the NIH for its National Cancer Oncology Research Program (NCORP) at Main Line Health. Dr. DeNittis’ practice experience includes image-guided radiosurgery, stereotactic body radiation therapy (SBRT), intensity modulated radiation therapy (IMRT), image guided radiation therapy (IGRT), high-dose rate (HDR) precision radionuclide therapy, cranial and extracranial stereotactic radiosurgery, respiratory gating, and Cyberknife.

Dr. DeNittis has served on numerous regional, national and government committees related to key issues in Dr. DeNittis earned a BA and a MS at Rutgers University and a MD from the Robert Wood Johnson Medical School at the University of Medicine and Dentistry of New Jersey. He completed postdoctoral training internships and residency at the Department of Radiation Oncology at the Hospital of the University of Pennsylvania. Dr. DeNittis is board certified by the American Board of Radiology and Licensed in New Jersey and Pennsylvania.

Dr. Beau Toskich, MD, FCPP - Medical Advisory Board. Dr. Toskich is currently Mayo Clinic Senior Associate Consultant, Vascular and Interventional Radiology, Mayo Clinic, Florida Campus, Board Certified Diagnostic Radiology, Vascular and Interventional Radiology, and Nuclear Regulatory Commission Authorized User

Dr. Richard Weller, DVM, DACVIM (Internal Medicine; Oncology) DipMS - Veterinary Medicine Advisory Board Chairman. Prior to his retirement in 2014, Dr. Weller was a Senior Program Manager in the Radiation Biology Group of the Biological Sciences Division at Pacific Northwest National Laboratory (PNNL), where he was involved in the development of RadioGel. A 1973 graduate of Washington State University. Dr. Weller has extensive experience in designing and executing clinical studies, treatment planning, mechanisms of carcinogenesis, radiation biology, targeted delivery systems for chemotherapeutic and radio-therapeutic agents, bio-markers of disease, and comparative oncology; as well as over 30 years of experience developing and using animal models, including the use of spontaneous tumors in companion animals, for bio-medical applications.

Dr. Weller is board-certified by the American College of Veterinary Internal Medicine in Internal Medicine (1980) and Oncology (1987), Past Chairperson of the Organizing Committee for the Specialty of Veterinary Medical Oncology, Past Chairperson of the Board of Regents of the American College of Veterinary Internal Medicine, Past President of the Board of Regents of the American College of Veterinary Internal Medicine, Past President of the Specialty of Oncology, and a Charter Member of the Veterinary Cancer Society which he served as Treasurer for 16 years. He is an Honorary Professor of the Institute of Veterinary Medicine in Kyiv, Ukraine. Dr. Weller has lectured and trained veterinarians worldwide and has authored or co-authored over 250 articles, technical reports, book chapters, and presentations in his fields of expertise.

Dr. John Heindrick, DVM - Veterinary Medicine Advisory Board Member – Dr. Heindrick is a recently retired co-owner of VCA Ventana Animal Hospital in Albuquerque NM. He brings practical experience in veterinary medicine and has accompanied management at our conference booths.

EXECUTIVE COMPENSATION

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”) requires the Company’s executive officers, directors and persons who own more than 10% of the Company’s Common Stock to file with the SEC initial reports of beneficial ownership on Form 3, changes in beneficial ownership on Form 4, and an annual statement of beneficial ownership on Form 5. Such executive officers, directors and greater than 10% stockholders are required by SEC rules to furnish the Company with copies of all such forms that they have filed.

Based solely on its review of such forms filed with the SEC and received by the Company and representations from certain reporting persons, the Company believes that all reports required to be filed by each of each of its executive officers, directors and 10% stockholders were filed during the year ended December 31, 2025 and that such reports were timely.

Summary Compensation Table

The following table sets forth the compensation paid to the Company’s Chief Executive Officer and those executive officers that earned in excess of $100,000 during the year ended December 31, 2025 (collectively, the “Named Executive Officers”):

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Total ($)

Michael K. Korenko	2025	$307,320	$40,000	$-	$-	$347,320
CEO and Director	2024	$295,500	$40,000	$-	$-	$335,500

Brad Weeks	2025	$181,500	$-	$12,000	$-	$193,500
President	2024	$155,764	$-	$-	$-	$155764

Dave Swanberg	2025	$132,125	$-	$12,000	$-	$145,125
Chief Operating Officer	2024	$111205	$-	$-	$-	$111,205

(1)	The amounts in this column represent the grant date fair value of stock option awards, computed in accordance with FASB ASC Topic 718.

Narrative Disclosure to Summary Compensation Table

Michael K. Korenko. On May 3, 2021, the Company and Dr. Korenko, the Company’s Chief Executive Officer, entered into an employment agreement with an effective date of January 1, 2021, with a term of three years expiring on December 31, 2023, which employment agreement was extended on December 19, 2023 for a term of two years expiring on December 31, 2025. The Company and Dr. Korenko entered into a new employment agreement (“Employment Agreement”) effective January 1, 2024. The Employment Agreement provided that Dr. Korenko will be paid a base compensation of $295,500, in addition, a discretionary bonus in the amount of $10,000 per quarter was owed Dr. Korenko upon the satisfaction of conditions to be determined by the Board of the Company. The Employment Agreement also provided for the grant of 20,000,000 restricted stock units to Dr. Korenko on January 1, 2024 that vested over the two-year period.

On September 17, 2025, the Company and Dr. Korenko entered into an Amended and Restated Employment Agreement with an effective date of January 1, 2026 and terminating, unless extended, on January 1, 2028 (“Amended Agreement”). Under the terms of the Amended Agreement, Dr. Korenko is paid $325,000 annually, subject to a 4% annual increase, plus a discretionary bonus of $12,000 per quarter. The Amended Agreement also provides for a grant to Dr. Korenko of 20.0 million restricted stock units that vest in four equal installments of 5.0 million RSUs on each of February 1, 2026, October 1, 2026, February 1, 2027 and October 1, 2027.

Brad Allen Weeks. On September 15, 2025, Mr. Weeks entered into an employment agreement with the Company (the “Weeks Employment Agreement”). The Weeks Employment Agreement provides that Mr. Weeks shall serve as President of the Company for a term effective September 1, 2025, ending on December 31, 2027, which term may be extended by written agreement of both parties. Pursuant to the Weeks Employment Agreement, Mr. Weeks shall receive: (i) an annual base salary of $192,000; (ii) a monthly grant of $3,000 in shares of Common Stock of the Company at the end of each fiscal quarter based on the closing price of the Company’s Common Stock at the end of such fiscal quarter; and (iii) customary benefits and reimbursement for reasonable out-of-pocket business expenses. The Weeks Employment Agreement also provides customary provisions relating to, among other things, clawback rights, confidentiality, non-competition, and non-solicitation.

David J. Swanberg. On September 15, 2025, Mr. Swanberg entered into an executive consulting agreement with the Company (the “Consulting Agreement”). The Consulting Agreement provides that Mr. Swanberg shall serve as Chief Operating Officer for a term effective September 1, 2025, ending on December 31, 2028, which term may be extended by written agreement of both parties. Pursuant to the Consulting Agreement, Mr. Swanberg shall receive: (i) compensation for consulting a rate of $12,000 per month; and (ii) a monthly grant of $3,000 in shares of Common Stock of the Company at the end of each fiscal quarter based on the closing price of the Company’s Common Stock at the end of such fiscal quarter. The Consulting Agreement also provides customary provisions relating to, among other things, confidentiality, non-competition, and non-solicitation.

Outstanding Equity Awards at Fiscal Year-End Table

As of December 31, 2025, there were no outstanding equity awards held by the Company’s Named Executive Officers

Compensation of Directors

During the year ended December 31, 2025, the Company’s non-employee directors were not paid any compensation.

There are no employment contracts or compensatory plans or arrangements with respect to any director that would result in payments by the Company to such person because of his or her resignation as a director or any change in control of the Company.

Compensation Committee Interlocks and Insider Participation

None of our officers currently serves, or has served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more officers serving as a member of our Board.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Non-Public Information

Option grants to employees, executive officers and non-employee directors are made by the Board from time to time, as determined by the Compensation Committee. We do not have any formal policy that requires the Company to grant, or avoid granting, equity-based compensation at certain times. We do not grant equity awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our Common Stock, and do not time the public release of such information based on award grant dates. The timing of any equity grants to executive officers or directors in connection with new hires, promotions, or other non-routine grants is tied to the event giving rise to the award (such as an executive officer’s commencement of employment or promotion effective date).

During the year ended December 31, 2025, there were no equity grants made to our executive officers during any period beginning four business days before the filing of a periodic report or current report disclosing material non-public information and ending one business day after the filing or furnishing of such report with the SEC.

Pay Versus Performance

The following table presents certain information regarding compensation paid to the Company’s Principal Executive Officer (“PEO”) and other Named Executive Officers (“Other NEOs” or “Non-PEOs”), and certain measures of financial performance, for the years ended December 31, 2025 and 2024. The amounts shown below are calculated in accordance with Item 402(v) of Regulation S-K. The Compensation Committee believes that 2025 compensation decisions for the PEO and Non-PEOs are reflective of the firm’s overall operating, strategic, financial and stock price performance and thus aligned with shareholders.

Pay Versus Performance Table

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (1)	Average Summary Compensation Total for Non-PEO Named Executive Officers (2)	Average Compensation Actually Paid to Non-PEO Named Executive Officers (2)	Value of Initial $100 Investment based on Total Shareholder Return (3)	Net Income ($)
2025	$347,320	$347,320	$337,625	$313,625	$153	$(3,066,017)
2024	$335,500	$335,500	$266,969	$266,969	$96	$(2,910,448)

(1)	Michael K. Korenko served as the Company’s PEO during the fiscal years presented. The following amounts were added and deducted from the Summary Compensation Table (“SCT”) amount to determine the compensation actually paid to the PEO in accordance with SEC regulations

Adjustments to Determine Compensation “Actually Paid”	2025	2024
Deduction for Amount Reported under the “Stock Awards” column in the SCT	$-	$-
Deduction for Amount Reported under the “Option Awards” column in the SCT	-	-
Increase for the Fair Value of Awards Granted during year that remain unvested as of year-end	-	-
Increase for the Fair Value of Awards Granted during year that remain vested as of year-end	-	-
Increase/deduction for Change in Fair Value from prior year-end to current year-end of Awards Granted prior to year-end that were outstanding and unvested as of year-end	-	-
Increase/deduction for Change in Fair Value from prior year-end to Vesting Date of Awards Granted prior to year-end that vested during year	-	-
Total Adjustments	$-	$-

(2)	For the year ended December 31, 2025 and 2024, Brad Weeks and Dave Swanberg were our other NEOs. The following amounts were added and deducted from the Average Summary Compensation Total amount to determine the average compensation actually paid to our other NEOs in accordance with SEC regulations:

Adjustments to Determine Compensation “Actually Paid”	2025	2024
Deduction for Amount Reported under the “Stock Awards” column in the SCT	$24,000	$-
Deduction for Amount Reported under the “Option Awards” column in the SCT	-	-
Increase for the Fair Value of Awards Granted during year that remain unvested as of year-end	-	-
Increase for the Fair Value of Awards Granted during year that remain vested as of year-end	-	-
Increase/deduction for Change in Fair Value from prior year-end to current year-end of Awards Granted prior to year-end that were outstanding and unvested as of year-end	(4,568)	-
Increase/deduction for Change in Fair Value from prior year-end to Vesting Date of Awards Granted prior to year-end that vested during year	-	-
Total Adjustments	$19,432	$-

(3)	Represents the cumulative shareholder return of a fixed investment of $100 made at the closing price of the Company’s Common Stock at December 31, 2023 for the measurement period beginning on such date and continuing through and including the end of the applicable fiscal year reflected in the table.

Analysis of the Information Presented in the Pay Versus Performance Table

We generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

Compensation Actually Paid and Net Income (Loss)

We had net income (loss) of $(3,066,017) and $(2,910,448)) in 2025 and 2024, respectively. However, our company has not historically looked to net income (loss) as a performance measure for our executive compensation program. From 2024 to 2025, our net loss increased, and the compensation actually paid for both our PEO and non-PEO named executive officers increased between 2024 and 2025.

Compensation Actually Paid and Cumulative TSR

We do utilize several performance measures to align executive compensation with our performance, but those tend not to be financial performance measures, such as TSR. For example, as described in more detail above in the section “Executive Compensation,” part of the compensation our named executive officers are eligible to receive consists of equity compensation which is designed to provide appropriate incentives to our executives to achieve defined annual corporate goals and to reward our executives for individual achievement towards these goals. Additionally, we view stock options, which are a part of our executive compensation program, as related to company performance although not directly tied to TSR, because they provide value only if the market price of our Common Stock increases, and if the executive officer continues in our employment over the vesting period. These stock option awards align our executive officers’ interests with those of our stockholders by providing a continuing financial incentive to maximize long-term value for our stockholders and by encouraging our executive officers to continue in our employment for the long-term.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of our Company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

AND RELATED STOCKHOLDER MATTERS

The following tables sets forth, as of November 2, 2026, the number of shares of our Common Stock, Series A Convertible Preferred, Series B Convertible Preferred and Series D Convertible Preferred beneficially owned by the following persons:

(i)	all persons the Company knows to be beneficial owners of at least 5% of the Company’s Common Stock;
(ii)	the Company’s current directors;
(iii)	the Company’s current executive officers; and
(iv)	all current directors and executive officers as a group.

Beneficial Ownership of Common Stock

Applicable percentage is based on 513,788,110 shares of Common Stock outstanding as of November 2, 2026. In computing the percentage of shares of Common Stock beneficially owned, we deemed to be outstanding all shares of Common Stock subject to options or warrants held by that person or entity that are currently exercisable or exchangeable or that will become exercisable or exchangeable within 60 days of November 2, 2026.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percent of Class

Named Executive Officers and Directors:
Michael K. Korenko (3)	11,635,090	2.3%
Brad Weeks	1,547,204	*
Dave Swanberg	-	*
Carlton M. Cadwell (4)	12,469,449	2.43%
Michael Pollack	-	*
All executive officers and directors as a group (three individuals)	25,651,743	5.0%

* Less than 1%

(1)	The address of each of the beneficial owners above is c/o Vivos Inc, 1030 N Center Parkway, Kennewick, WA 99352, except that the address of the Cadwell Family Irrevocable Trust (the “Cadwell Trust”) is 909 North Kellogg Street, Kennewick, WA 99336.

(2)	In determining beneficial ownership of the Company’s Common Stock as of a given date, the number of shares shown includes shares of Common Stock which may be acquired upon exercise of Common Stock equivalents within 60 days of that date. In determining the percent of Common Stock owned by a person or entity on November 2, 2026, (a) the numerator is the number of shares of the class beneficially owned by such person or entity, including shares which may be acquired within 60 days on exercise of the Common Stock equivalents, and (b) the denominator is the sum of (i) the total shares of Common Stock outstanding on November 2, 2026, and (ii) the total number of shares that the beneficial owner may acquire upon conversion of the Common Stock equivalents.

(3)	. Excludes 55,000,000 shares underlying vested Restricted Stock Units, the settlement and issuance of which have been deferred pursuant to the terms of the Company’s 2015 Omnibus Securities and Incentive Plan. Accordingly, these shares are excluded from the total number of shares beneficially owned and the corresponding percentage of class calculation.

(4)	Includes 1,048,295 shares of Common Stock held directly,1,136,137 shares of Common Stock issuable upon conversion of Series A Preferred; 7,941,275 shares of Common Stock issuable upon conversion of Series D Preferred, 26,912 shares of Common Stock held by the Cadwell Family Irrevocable Trust, of which Dr. Cadwell is a trustee, and 2,316,830 shares of Common Stock held by AMIC Gift, LLC, an LLC controlled by Dr. Cadwell and his wife. Dr. Cadwell does not have or share voting or investment power over the shares beneficially owned by the Cadwell Trust.

Beneficial Ownership of Series A Convertible Preferred Stock

As of November 2, 2026, there were 2,071,007 shares of Series A Preferred issued and outstanding, convertible into 2,588,758 shares of the Company’s Common Stock. Applicable percentage is based on 2,071,007 shares of Series A Preferred outstanding as of November 2, 2026.

Name and Address of Beneficial Owner (1)(2)	Amount and Nature of Beneficial Ownership (3)	Percent of Class

Named Executive Officers and Directors:
Carlton M. Cadwell	1,057,219	51.05%
All Current Directors and Executive Officers as a group (one individual)(3)	1,057,219	51.05%

5%+ Stockholders:
L. Bruce Jolliff	197,979	9.56%
Stoel Rives	133,333	6.44%

(1)	The address of each of the beneficial owners above is c/o Vivos Inc, 1030 N Center Parkway, Kennewick, WA 99352, except that the address of (i) the Cadwell Family Irrevocable Trust (the “Cadwell Trust”) is 909 North Kellogg Street, Kennewick, WA 99336; (ii) L. Bruce Jolliff is 206 N 41st St. Unit 1, Yakima, WA 98901; and (iii) Stoel Rives is One Union Square, 600 University Street, Suite 3600, Seattle, WA 98101.

(2)	Executive Officers and Directors of the Company that do not hold any Series A Convertible Preferred have been omitted from this table.

(3)	Subject to community property laws where applicable, the Company believes that each beneficial owner has sole power to vote and dispose of its shares, except that Dr. Cadwell under the terms of the Cadwell Trust does not have or share voting or investment power over the Series A Convertible Preferred beneficially owned by the Cadwell Trust.

(4)	Includes 148,309 shares held by the Cadwell Family Irrevocable Trust, of which. Dr. Cadwell is a Trustee.

Beneficial Ownership of Series B Convertible Preferred Stock

As of November 2, 2026, there were 363 shares of Series B Preferred issued and outstanding, convertible into 4,538 shares of the Company’s Common Stock. Applicable percentage is based on 363 shares of Series B Preferred outstanding as of November 2, 2026.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	Percent of Class

5%+ Stockholders:
Firstfire Global Opportunities Fund(1)	363	100%

* Less than 1%

(1)	None of the Company’s named executive officers or directors hold any shares of the Company’s Series B Convertible Preferred, and they have therefore been omitted from this table. The address of the beneficial owners is as follows: (i) Firstfire Global Opportunities Fund, 1040 1st Avenue, STE 190, New York, NY 10022

(2)	Subject to community property laws where applicable, the Company believes that each beneficial owner has sole power to vote and dispose of its shares.

Beneficial Ownership of Series D Convertible Preferred Stock

As of November 2, 2026, there were 635,302 shares of Series D Preferred issued and outstanding, convertible into 7,941,275 shares of the Company’s Common Stock. Applicable percentage is based on 635,302 shares of Series D Preferred outstanding as of November 2, 2026.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	Percent of Class
Carlton M. Cadwell	635,302	100%
All Current Directors and Executive Officers as a group (3 individuals) (3)	635,302	100%

(1)	The address of each of the beneficial owners above is c/o Vivos Inc, 1030 N Center Parkway, Kennewick, WA 99352.

(3)	Executive Officers and Directors of the Company that do not hold any Series D Convertible Preferred have been omitted from this table.

Changes in Control

The Company does not know of any arrangements, including any pledges of the Company’s securities that may result in a change in control of the Company.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Indebtedness from Related Parties

There has been no indebtedness from related parties for the years ended December 31, 2025 and 2024, except for a brief period in December 2024 in the amount of $40,949.

ADDITIONAL INFORMATION

Deadline for Receipt of Stockholder Proposals

Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals to be presented at our 2027 Annual Meeting of Stockholders and included in our Proxy Statement and form of proxy relating to that annual meeting must be received by us at our principal executive offices at 1030 N. Center Parkway, Kennewick, Washington 99336, addressed to our Corporate Secretary, not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting and must contain specific information concerning the matter to be brought before such meeting and concerning the stockholder proposing such matter. These proposals must comply with applicable Delaware law, the rules and regulations promulgated by the SEC and the procedures set forth in our Bylaws.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and all other applicable requirements.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are stockholders of the Company will be “householding” the Company’s proxy materials. A single set of the Company’s proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of the Company’s proxy materials, please notify your broker or direct a written request to the Corporate Secretary at 1030 N. Center Parkway, Kennewick, Washington 99336, or by calling (509) 222-2222. The Company undertakes to deliver promptly, upon any such oral or written request, a separate copy of its proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of the Company’s proxy materials at their address and would like to request “householding” of their communications should contact their broker, bank or other nominee, or contact the Company at the above address or phone number.

Other Matters

At the date of this Proxy Statement, the Company knows of no other matters, other than those described above, that will be presented for consideration at the Annual Meeting. If any other business should come before the Annual Meeting, it is intended that the proxy holders will vote all proxies using their best judgment in the interest of the Company and the stockholders.

The Annual Report, which includes audited financial statements, does not form any part of the material for the solicitation of proxies.

The Board invites you to attend the virtual Annual Meeting. Whether or not you expect to attend the Annual Meeting virtually, please submit your vote by Internet, telephone or e-mail as promptly as possible so that your shares will be represented at the Annual Meeting.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE VIRTUAL ANNUAL MEETING, PLEASE READ THE ACCOMPANYING PROXY STATEMENT AND THEN VOTE BY INTERNET, TELEPHONE OR MAIL AS PROMPTLY AS POSSIBLE. VOTING PROMPTLY WILL SAVE US ADDITIONAL EXPENSE IN SOLICITING PROXIES AND WILL ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

ANNEX A

VIVOS INC

2026 OMNIBUS SECURITIES AND INCENTIVE PLAN

Table of Contents

ARTICLE I	PURPOSE

ARTICLE II	DEFINITIONS

ARTICLE III	EFFECTIVE DATE OF PLAN

ARTICLE IV	ADMINISTRATION
Section 4.1 Composition of Committee
Section 4.2 Powers
Section 4.3 Additional Powers
Section 4.4 Committee Action

ARTICLE V	STOCK SUBJECT TO PLAN AND LIMITATIONS THEREON
Section 5.1 Stock Grant and Award Limits
Section 5.2 Stock Offered
Section 5.3 Lock-Up Agreement

ARTICLE VI	ELIGIBILITY FOR AWARDS; TERMINATION OF EMPLOYMENT, DIRECTOR STATUS OR CONSULTANT STATUS
Section 6.1 Eligibility
Section 6.2 Termination of Employment or Director Status
Section 6.3 Termination of Consultant Status
Section 6.4 Special Termination Rule
Section 6.5 Termination for Cause

ARTICLE VII	OPTIONS
Section 7.1 Option Period
Section 7.2 Limitations on Exercise of Option
Section 7.3 Special Limitations on Incentive Stock Options
Section 7.4 Option Agreement
Section 7.5 Option Price and Payment
Section 7.6 Stockholder Rights and Privileges
Section 7.7 Options and Rights in Substitution for Stock Options Granted by Other Corporations
Section 7.8 Prohibition Against Repricing

ARTICLE VIII	RESTRICTED STOCK AWARDS
Section 8.1 Restriction Period to be Established by Committee
Section 8.2 Other Terms and Conditions
Section 8.3 Payment for Restricted Stock
Section 8.4 Restricted Stock Award Agreements

ARTICLE IX	UNRESTRICTED STOCK AWARDS

ARTICLE X	RESTRICTED STOCK UNIT AWARDS
Section 10.1 Terms and Conditions
Section 10.2 Payments

ARTICLE XI	PERFORMANCE UNIT AWARDS
Section 11.1 Terms and Conditions
Section 11.2 Payments

ARTICLE XII	PERFORMANCE SHARE AWARDS
Section 12.1 Terms and Conditions
Section 12.2 Stockholder Rights and Privileges

ARTICLE XIII	DISTRIBUTION EQUIVALENT RIGHTS
Section 13.1 Terms and Conditions
Section 13.2 Interest Equivalents

ARTICLE XIV	STOCK APPRECIATION RIGHTS
Section 14.1 Terms and Conditions
Section 14.2 Tandem Stock Appreciation Rights

ARTICLE XV	RECAPITALIZATION OR REORGANIZATION
Section 15.1 Adjustments to Common Stock
Section 15.2 Recapitalization
Section 15.3 Other Events
Section 15.4 Powers Not Affected
Section 15.5 No Adjustment for Certain Awards

ARTICLE XVI	AMENDMENT AND TERMINATION OF PLAN

ARTICLE XVII	SPECIAL RULES
Section 17.1 Right of First Refusal
Section 17.2 Call Option

ARTICLE XVIII	MISCELLANEOUS
Section 18.1 No Right to Award
Section 18.2 No Rights Conferred
Section 18.3 Other Laws; No Fractional Shares; Withholding
Section 18.4 No Restriction on Corporate Action
Section 18.5 Restrictions on Transfer
Section 18.6 Beneficiary Designations
Section 18.7 Rule 16b-3
Section 18.8 Section 162(m)
Section 18.9 Section 409A
Section 18.10 Indemnification
Section 18.11 Other Plans
Section 18.12 Limits of Liability
Section 18.13 Governing Law
Section 18.14 Severability of Provisions
Section 18.15 No Funding
Section 18.16 Headings
Section 18.17 Terms of Award Agreements

VIVOS INC

2026 OMNIBUS SECURITIES AND INCENTIVE PLAN

ARTICLE I

PURPOSE

The purpose of this Vivos Inc. 2026 Omnibus Securities and Incentive Plan (the “Plan”) is to benefit the stockholders of Vivos Inc., a Delaware corporation (the “Company”), by assisting the Company to attract, retain and provide incentives to key management employees and nonemployee directors of, and nonemployee consultants to, the Company and its Affiliates, and to align the interests of such employees, nonemployee directors and nonemployee consultants with those of the Company’s stockholders. Accordingly, the Plan provides for the granting of Distribution Equivalent Rights, Incentive Stock Options, Non-Qualified Stock Options, Performance Share Awards, Performance Unit Awards, Restricted Stock Awards, Restricted Stock Unit Awards, Stock Appreciation Rights, Tandem Stock Appreciation Rights, Unrestricted Stock Awards or any combination of the foregoing, as may be best suited to the circumstances of the particular Employee, Director or Consultant as provided herein.

ARTICLE II

DEFINITIONS

The following definitions shall be applicable throughout the Plan unless the context otherwise requires:

“Affiliate” shall mean any corporation which, with respect to the Company, is a “subsidiary corporation” within the meaning of Section 424(f) of the Code.

“Award” shall mean, individually or collectively, any Distribution Equivalent Right, Option, Performance Share Award, Performance Unit Award, Restricted Stock Award, Restricted Stock Unit Award, Stock Appreciation Right or Unrestricted Stock Award.

“Award Agreement” shall mean a written agreement between the Company and the Holder with respect to an Award, setting forth the terms and conditions of the Award, and each of which shall constitute a part of the Plan.

“Board” shall mean the Board of Directors of the Company.

“Cause” shall mean (i) if the Holder is a party to an employment or similar agreement with the Company or an Affiliate which agreement defines “Cause” (or a similar term) therein, “Cause” shall have the same meaning as provided for in such agreement, or (ii) for a Holder who is not a party to such an agreement, “Cause” shall mean termination by the Company or an Affiliate of the employment (or other service relationship) of the Holder by reason of the Holder’s (A) intentional failure to perform reasonably assigned duties, (B) dishonesty or willful misconduct in the performance of the Holder’s duties, (C) involvement in a transaction which is materially adverse to the Company or an Affiliate, (D) breach of fiduciary duty involving personal profit, (E) willful violation of any law, rule, regulation or court order (other than misdemeanor traffic violations and misdemeanors not involving misuse or misappropriation of money or property), (F) commission of an act of fraud or intentional misappropriation or conversion of any asset or opportunity of the Company or an Affiliate, or (G) material breach of any provision of the Plan or the Holder’s Award Agreement or any other written agreement between the Holder and the Company or an Affiliate, in each case as determined in good faith by the Board, the determination of which shall be final, conclusive and binding on all parties.

“Change of Control” shall mean (i) for a Holder who is a party to an employment or consulting agreement with the Company or an Affiliate which agreement defines “Change of Control” (or a similar term) therein, “Change of Control” shall have the same meaning as provided for in such agreement, or (ii) for a Holder who is not a party to such an agreement, “Change of Control” shall mean the satisfaction of any one or more of the following conditions (and the “Change of Control” shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied):

(a) Any person (as such term is used in paragraphs 13(d) and 14(d)(2) of the Exchange Act, hereinafter in this definition, “Person”), other than the Company or an Affiliate or an employee benefit plan of the Company or an Affiliate, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities;

(b) The closing of a merger, consolidation or other business combination (a “Business Combination”) other than a Business Combination in which holders of the Common Stock immediately prior to the Business Combination have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the Business Combination as immediately before;

(c) The closing of an agreement for the sale or disposition of all or substantially all of the Company’s assets to any entity that is not an Affiliate;

(d) The approval by the holders of shares of Common Stock of a plan of complete liquidation of the Company other than a liquidation of the Company into any subsidiary or a liquidation a result of which persons who were stockholders of the Company immediately prior to such liquidation have substantially the same proportionate ownership of shares of common stock of the surviving corporation immediately after such liquidation as immediately before;

(e) Within any twenty-four (24) month period, the Incumbent Directors shall cease to constitute at least a majority of the Board or the board of directors of any successor to the Company; provided, however, that any director elected to the Board, or nominated for election, by a majority of the Incumbent Directors then still in office, shall be deemed to be an Incumbent Director for purposes of this paragraph (e), but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, entity or “group” other than the Board (including, but not limited to, any such assumption that results from paragraphs (a), (b), (c), (d) or (f) of this definition); or

(f) Any other event which shall be deemed by a majority of the members of the Board to constitute a “Change of Control.”

Notwithstanding the foregoing, a “Change of Control” shall not be deemed to occur if the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code.

“Code” shall mean the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to any section and any regulation under such section.

“Committee” shall mean a committee comprised of (i) at any time that the Common Stock is not registered under Section 12 of the Exchange Act, the full Board, and (ii) at any time that the Common Stock is registered under Section 12 of the Exchange Act, not less than three (3) members of the Board who are selected by the Board as provided in Section 4.1.

“Common Stock” shall mean the common stock, par value $.001 per share, of the Company.

“Company” shall mean Vivos Inc., a Delaware corporation, and any successor thereto.

“Consultant” shall mean any non-Employee (individual or entity) advisor to the Company or an Affiliate who or which has contracted directly with the Company or an Affiliate to render bona fide consulting or advisory services thereto.

“Director” shall mean a member of the Board or a member of the board of directors of an Affiliate.

“Distribution Equivalent Right” shall mean an Award granted under Article XIII of the Plan which entitles the Holder to receive bookkeeping credits, cash payments and/or Common Stock distributions equal in amount to the distributions that would have been made to the Holder had the Holder held a specified number of shares of Common Stock during the period the Holder held the Distribution Equivalent Right.

“Distribution Equivalent Right Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Distribution Equivalent Right Award.

“Effective Date” of the Vivos Inc. 2026 Omnibus Securities and Incentive Plan is [●].

“Employee” shall mean any employee, including officers, of the Company or an Affiliate.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean, as determined consistent with the applicable requirements of Sections 409A and 422 of the Code, as of any specified date, the closing sales price of the Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date) on the Nasdaq Stock Market or a domestic or foreign national securities exchange (including London’s Alternative Investment Market) on which the Common Stock may be listed, as reported in The Wall Street Journal or The Financial Times. If the Common Stock is not listed on the Nasdaq Stock Market or on a national securities exchange, but is quoted on the OTC Bulletin Board or by the National Quotation Bureau, the Fair Market Value of the Common Stock shall be the mean of the bid and asked prices per share of the Common Stock for such date. If the Common Stock is not quoted or listed as set forth above, Fair Market Value shall be determined by the Board in good faith by any fair and reasonable means (which means, with respect to a particular Award grant, may be set forth with greater specificity in the applicable Award Agreement). The Fair Market Value of property other than Common Stock shall be determined by the Board in good faith by any fair and reasonable means, and consistent with the applicable requirements of Sections 409A and 422 of the Code.

“Family Member” shall mean any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee of the Holder), a trust in which such persons have more than fifty percent (50%) of the beneficial interest, a foundation in which such persons (or the Holder) control the management of assets, and any other entity in which such persons (or the Holder) own more than fifty percent (50%) of the voting interests.

“Holder” shall mean an Employee, Director or Consultant who has been granted an Award or any such individual’s beneficiary, estate or representative, to the extent applicable.

“Incentive Stock Option” shall mean an Option which is intended by the Committee to constitute an “incentive stock option” under Section 422 of the Code.

“Incumbent Director” shall mean, with respect to any period of time specified under the Plan for purposes of determining whether or not a Change of Control has occurred, the individuals who were members of the Board at the beginning of such period.

“Non-Qualified Stock Option” shall mean an Option which is not an Incentive Stock Option.

“Option” shall mean an Award granted under Article VII of the Plan of an option to purchase shares of Common Stock and includes both Incentive Stock Options and Non-Qualified Stock Options.

“Option Agreement” shall mean a written agreement between the Company and a Holder with respect to an Option.

“Performance Criteria” shall mean the criteria that the Committee selects for purposes of establishing the Performance Goal(s) for a Holder for a Performance Period.

“Performance Goals” shall mean, for a Performance Period, the written goal or goals established by the Committee for the Performance Period based upon the Performance Criteria.

“Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, selected by the Committee, over which the attainment of one or more Performance Goals or other business objectives shall be measured for purposes of determining a Holder’s right to, and the payment of, a Qualified Performance-Based Award.

“Performance Share Award” shall mean an Award granted under Article XII of the Plan under which, upon the satisfaction of predetermined individual and/or Company (and/or Affiliate) performance goals and/or objectives, shares of Common Stock are paid to the Holder.

“Performance Share Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Performance Share Award.

“Performance Unit” shall mean a Unit awarded to a Holder pursuant to a Performance Unit Award.

“Performance Unit Award” shall mean an Award granted under Article XI of the Plan under which, upon the satisfaction of predetermined individual and/or Company (and/or Affiliate) performance goals and/or objectives, a cash payment shall be made to the Holder, based on the number of Units awarded to the Holder.

“Performance Unit Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Performance Unit Award.

“Plan” shall mean this Vivos Inc. 2026 Omnibus Securities and Incentive Plan, as it may be further amended from time to time, together with each of the Award Agreements utilized hereunder.

“Qualified Performance-Based Award” shall mean an Award intended to qualify as “performance-based” compensation under Section 162(m) of the Code.

“Restricted Stock Award” shall mean an Award granted under Article VIII of the Plan of shares of Common Stock, the transferability of which by the Holder shall be subject to Restrictions.

“Restricted Stock Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Restricted Stock Award.

“Restricted Stock Unit Award” shall mean an Award granted under Article X of the Plan under which, upon the satisfaction of predetermined individual service-related vesting requirements, a cash payment shall be made to the Holder, based on the number of Units awarded to the Holder.

“Restricted Stock Unit Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Restricted Stock Unit Award.

“Restriction Period” shall mean the period of time for which shares of Common Stock subject to a Restricted Stock Award shall be subject to Restrictions, as set forth in the applicable Restricted Stock Award Agreement.

“Restrictions” shall mean forfeiture, transfer and/or other restrictions applicable to shares of Common Stock awarded to an Employee, Director or Consultant under the Plan pursuant to a Restricted Stock Award and set forth in a Restricted Stock Award Agreement.

“Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a substantially similar function.

“Stock Appreciation Right” shall mean an Award granted under Article XIV of the Plan of a right, granted alone or in connection with a related Option, to receive a payment on the date of exercise.

“Stock Appreciation Right Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Stock Appreciation Right.

“Tandem Stock Appreciation Right” shall mean a Stock Appreciation Right granted in connection with a related Option, the exercise of which shall result in termination of the otherwise entitlement to purchase some or all of the shares of Common Stock under the related Option, all as set forth in Section 14.2.

“Ten Percent Stockholder” shall mean an Employee who, at the time an Incentive Stock Option is granted to him or her, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code), within the meaning of Section 422(b)(6) of the Code.

“Total and Permanent Disability” shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, all as described in Section 22(e)(3) of the Code.

“Units” shall mean bookkeeping units, each of which represents such monetary amount as shall be designated by the Committee in each Performance Unit Award Agreement, or represents one (1) share of Common Stock for purposes of each Restricted Stock Unit Award.

“Unrestricted Stock Award” shall mean an Award granted under Article IX of the Plan of shares of Common Stock which are not subject to Restrictions.

“Unrestricted Stock Award Agreement” shall mean a written agreement between the Company and a Holder with respect to an Unrestricted Stock Award.

ARTICLE III

EFFECTIVE DATE OF PLAN

The Plan shall be effective as of the Effective Date, provided that the Plan is approved by the stockholders of the Company within twelve (12) months of such date.

ARTICLE IV

ADMINISTRATION

Section 4.1 Composition of Committee. The Plan shall be administered by the Committee, which shall be appointed by the Board. Notwithstanding the foregoing, however, at any time that the Common Stock is registered under Section 12 of the Exchange Act, the Committee shall consist solely of two (2) or more Directors who are each (i) “outside directors” within the meaning of Section 162(m) of the Code (“Outside Directors”), (ii) “non-employee directors” within the meaning of Rule 16b-3 and (iii) “independent” for purposes of any applicable listing requirements (“Non-Employee Directors”); provided, however, that the Board or the Committee may delegate to a committee of one or more members of the Board who are not (x) Outside Directors, the authority to grant Awards to eligible persons who are not (A) then “covered employees” within the meaning of Section 162(m) of the Code and are not expected to be “covered employees” at the time of recognition of income resulting from such Award, or (B) persons with respect to whom the Company wishes to comply with the requirements of Section 162(m) of the Code, and/or (y) Non-Employee Directors, the authority to grant Awards to eligible persons who are not then subject to the requirements of Section 16 of the Exchange Act. If a member of the Committee shall be eligible to receive an Award under the Plan, such Committee member shall have no authority hereunder with respect to his or her own Award.

Section 4.2 Powers. Subject to the provisions of the Plan, the Committee shall have the sole authority, in its discretion, to make all determinations under the Plan, including but not limited to determining which Employees, Directors or Consultants shall receive an Award, the time or times when an Award shall be made (the date of grant of an Award shall be the date on which the Award is awarded by the Committee), what type of Award shall be granted, the term of an Award, the date or dates on which an Award vests (including acceleration of vesting), the form of any payment to be made pursuant to an Award, the terms and conditions of an Award (including the forfeiture of the Award (and/or any financial gain) if the Holder of the Award violates any applicable restrictive covenant thereof), the Restrictions under a Restricted Stock Award and the number of shares of Common Stock which may be issued under an Award, all as applicable. In making such determinations the Committee may take into account the nature of the services rendered by the respective Employees, Directors and Consultants, their present and potential contribution to the Company’s (or the Affiliate’s) success and such other factors as the Committee in its discretion shall deem relevant.

Section 4.3 Additional Powers The Committee shall have such additional powers as are delegated to it under the other provisions of the Plan. Subject to the express provisions of the Plan, the Committee is authorized to construe the Plan and the respective Award Agreements executed hereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the intent of the Plan, and to determine the terms, restrictions and provisions of each Award, including such terms, restrictions and provisions as shall be requisite in the judgment of the Committee to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in any Award Agreement in the manner and to the extent it shall deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Article IV shall be conclusive and binding on the Company and all Holders.

Section 4.4 Committee Action In the absence of specific rules to the contrary, action by the Committee shall require the consent of a majority of the members of the Committee, expressed either orally at a meeting of the Committee or in writing in the absence of a meeting. No member of the Committee shall have any liability for any good faith action, inaction or determination in connection with the Plan.

ARTICLE V

STOCK SUBJECT TO PLAN AND LIMITATIONS THEREON

Section 5.1 Stock Grant and Award Limits. The Committee may from time to time grant Awards to one or more Employees, Directors and/or Consultants determined by it to be eligible for participation in the Plan in accordance with the provisions of Article VI. Subject to Article XV, the aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed twenty percent (20%) of the issued and outstanding shares of Common Stock on an as converted primary basis (the “As Converted Primary Shares”) on a rolling basis. For calculation purposes, the As Converted Primary Shares shall include all shares of Common Stock and all shares of Common Stock issuable upon the conversion of outstanding preferred stock and other convertible securities, but shall not include any shares of Common Stock issuable upon the exercise of options, warrants and other convertible securities issued pursuant to the Plan. The number of authorized shares of Common Stock reserved for issuance under the Plan shall automatically be increased concurrently with the Company’s issuance of fully paid and non- assessable shares of As Converted Primary Shares. Shares shall be deemed to have been issued under the Plan solely to the extent actually issued and delivered pursuant to an Award. To the extent that an Award lapses, expires, is canceled, is terminated unexercised or ceases to be exercisable for any reason, or the rights of its Holder terminate, any shares of Common Stock subject to such Award shall again be available for the grant of a new Award. Notwithstanding any provision in the Plan to the contrary, the maximum number of shares of Common Stock that may be subject to Awards of Options under Article VII and/or Stock Appreciation Rights under Article XIV, in either or both cases granted to any one Employee during any calendar year, shall be twenty five percent (25%) of the available shares under the plan (subject to adjustment in the same manner as provided in Article XV with respect to shares of Common Stock subject to Awards then outstanding). The limitation set forth in the preceding sentence shall be applied in a manner which shall permit compensation generated in connection with the exercise of Options or Stock Appreciation Rights to constitute “performance-based” compensation for purposes of Section 162(m) of the Code, including, but not limited to, counting against such maximum number of shares, to the extent required under Section 162(m) of the Code, any shares subject to Options or Stock Appreciation Rights that are canceled or repriced.

Section 5.2 Stock Offered. The stock to be offered pursuant to the grant of an Award may be authorized but unissued Common Stock, Common Stock purchased on the open market or Common Stock previously issued and outstanding and reacquired by the Company.

Section 5.3 Lock-Up Agreement Each Award Agreement which provides for the issuance of Common Stock, including but not limited to the issuance of Common Stock upon the exercise of an Option, shall provide for a lock-up covenant by the Holder, to be effective for a period not to exceed one year, upon the request of the Company or the Company’s principal underwriter in connection with an underwritten public offering of the Common Stock.

ARTICLE VI

ELIGIBILITY FOR AWARDS; TERMINATION OF

EMPLOYMENT, DIRECTOR STATUS OR CONSULTANT STATUS

Section 6.1 Eligibility Awards made under the Plan may be granted solely to persons or entities who, at the time of grant, are Employees, Directors or Consultants. An Award may be granted on more than one occasion to the same Employee, Director or Consultant, and, subject to the limitations set forth in the Plan, such Award may include, a Non-Qualified Stock Option, a Restricted Stock Award, an Unrestricted Stock Award, a Distribution Equivalent Right Award, a Performance Stock Award, a Performance Unit Award, a Stock Appreciation Right, a Tandem Stock Appreciation Right, any combination thereof or, solely for Employees, an Incentive Stock Option.

Section 6.2 Termination of Employment or Director Status. Except to the extent inconsistent with the terms of the applicable Award Agreement and/or the provisions of Section 6.4, the following terms and conditions shall apply with respect to the termination of a Holder’s employment with, or status as a Director of, the Company or an Affiliate, as applicable, for any reason, including, without limitation, Total and Permanent Disability or death:

(a) The Holder’s rights, if any, to exercise any then exercisable Non-Qualified Stock Options and/or Stock Appreciation Rights shall terminate:

(1) If such termination is for a reason other than the Holder’s Total and Permanent Disability or death, ninety (90) days after the date of such termination of employment or after the date of such termination of Director status;

(2) If such termination is on account of the Holder’s Total and Permanent Disability, one (1) year after the date of such termination of employment or Director status; or

(3) If such termination is on account of the Holder’s death, one (1) year after the date of the Holder’s death.

Upon such applicable date the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in or with respect to any such Non-Qualified Stock Options and Stock Appreciation Rights.

(b) The Holder’s rights, if any, to exercise any then exercisable Incentive Stock Option shall terminate:

(1) If such termination is for a reason other than the Holder’s Total and Permanent Disability or death, three (3) months after the date of such termination of employment;

(2) If such termination is on account of the Holder’s Total and Permanent Disability, one (1) year after the date of such termination of employment; or

(3) If such termination is on account of the Holder’s death, one (1) year after the date of the Holder’s death.

Upon such applicable date the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in or with respect to any such Incentive Stock Options.

(c) If a Holder’s employment with, or status as a Director of, the Company or an Affiliate, as applicable, terminates for any reason prior to the actual or deemed satisfaction and/or lapse of the restrictions, vesting requirements, terms and conditions applicable to a Restricted Stock Award and/or Restricted Stock Unit Award, such Restricted Stock and/or Restricted Stock Units shall immediately be canceled, and the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in and with respect to any such Restricted Stock and/or Restricted Stock Units. The immediately preceding sentence to the contrary notwithstanding, the Committee, in its sole discretion, may determine, prior to or within thirty (30) days after the date of such termination of employment or Director status, that all or a portion of any such Holder’s Restricted Stock and/or Restricted Stock Units shall not be so canceled and forfeited.

Section 6.3 Termination of Consultant Status. Except to the extent inconsistent with the terms of the applicable Award Agreement and/or the provisions of Section 6.4, the following terms and conditions shall apply with respect to the termination of a Holder’s status as a Consultant, for any reason:

(a) The Holder’s rights, if any, to exercise any then exercisable Non-Qualified Stock Options and Stock Appreciation Rights shall terminate:

(1) If such termination is for a reason other than the Holder’s death, thirty (30) days after the date of such termination; or

(2) If such termination is on account of the Holder’s death, one (1) year after the date of the Holder’s death.

(b) If the status of a Holder as a Consultant terminates for any reason prior to the actual or deemed satisfaction and/or lapse of the Restrictions, vesting requirements, terms and conditions applicable to a Restricted Stock Award, and/or Restricted Stock Units Award, such Restricted Stock and/or Restricted Stock Units shall immediately be canceled, and the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in and with respect to any such Restricted Stock and/or Restricted Stock Units. The immediately preceding sentence to the contrary notwithstanding, the Committee, in its sole discretion, may determine, prior to or within thirty (30) days after the date of such termination of such a Holder’s status as a Consultant, that all or a portion of any such Holder’s Restricted Stock and/or Restricted Stock Units shall not be so canceled and forfeited.

Section 6.4 Special Termination Rule. Except to the extent inconsistent with the terms of the applicable Award Agreement, and notwithstanding anything to the contrary contained in this Article VI, if a Holder’s employment with, or status as a Director of, the Company or an Affiliate shall terminate, and if, within ninety (90) days of such termination, such Holder shall become a Consultant, such Holder’s rights with respect to any Award or portion thereof granted thereto prior to the date of such termination may be preserved, if and to the extent determined by the Committee in its sole discretion, as if such Holder had been a Consultant for the entire period during which such Award or portion thereof had been outstanding. Should the Committee effect such determination with respect to such Holder, for all purposes of the Plan, such Holder shall not be treated as if his or her employment or Director status had terminated until such time as his or her Consultant status shall terminate, in which case his or her Award, as it may have been reduced in connection with the Holder’s becoming a Consultant, shall be treated pursuant to the provisions of Section 6.3; provided, however, that any such Award which is intended to be an Incentive Stock Option shall, upon the Holder’s no longer being an Employee, automatically convert to a Non-Qualified Stock Option. Should a Holder’s status as a Consultant terminate, and if, within ninety (90) days of such termination, such Holder shall become an Employee or a Director, such Holder’s rights with respect to any Award or portion thereof granted thereto prior to the date of such termination may be preserved, if and to the extent determined by the Committee in its sole discretion, as if such Holder had been an Employee or a Director, as applicable, for the entire period during which such Award or portion thereof had been outstanding, and, should the Committee effect such determination with respect to such Holder, for all purposes of the Plan, such Holder shall not be treated as if his or her Consultant status had terminated until such time as his or her employment with the Company or an Affiliate, or his or her Director status, as applicable, shall terminate, in which case his or her Award shall be treated pursuant to the provisions of Section 6.2.

Section 6.5 Termination for Cause. Notwithstanding anything in this Article VI or elsewhere in the Plan to the contrary, and unless a Holder’s Award Agreement specifically provides otherwise, should a Holder’s employment, Director status or engagement as a Consultant with or for the Company or an Affiliate be terminated by the Company or Affiliate for Cause, all of such Holder’s then outstanding Awards shall expire within thirty (30) days if an employee or ninety (90) days if a Director and be forfeited in their entirety upon such termination.

ARTICLE VII

OPTIONS

Section 7.1 Option Period. The term of each Option shall be as specified in the Option Agreement; provided, however, that except as set forth in Section 7.3, no Option shall be exercisable after the expiration of ten (10) years from the date of its grant.

Section 7.2 Limitations on Exercise of Option. An Option shall be exercisable in whole or in such installments and at such times as specified in the Option Agreement.

Section 7.3 Special Limitations on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all plans of the Company and any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code) which provide for the grant of Incentive Stock Options exceeds One Hundred Thousand Dollars ($100,000) (or such other individual limit as may be in effect under the Code on the date of grant), the portion of such Incentive Stock Options that exceeds such threshold shall be treated as Non-Qualified Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of a Holder’s Options, which were intended by the Committee to be Incentive Stock Options when granted to the Holder, will not constitute Incentive Stock Options because of such limitation, and shall notify the Holder of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an Employee if, at the time the Incentive Stock Option is granted, such Employee is a Ten Percent Stockholder, unless (i) at the time such Incentive Stock Option is granted the Option price is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock subject to the Incentive Stock Option, and (ii) such Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant. No Incentive Stock Option shall be granted more than ten (10) years from the date on which the Plan is approved by the Company’s stockholders. The designation by the Committee of an Option as an Incentive Stock Option shall not guarantee the Holder that the Option will satisfy the applicable requirements for “incentive stock option” status under Section 422 of the Code.

Section 7.4 Option Agreement. Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve, including, but not limited to, provisions intended to qualify an Option as an Incentive Stock Option. An Option Agreement may provide for the payment of the Option price, in whole or in part, in cash or cash equivalents, by the delivery of a number of shares of Common Stock (plus cash if necessary) that have been owned by the Holder for at least six (6) months and having a Fair Market Value equal to such Option price, or such other forms or methods as the Committee may determine from time to time, in each case, subject to such rules and regulations as may be adopted by the Committee. Each Option Agreement shall, solely to the extent inconsistent with the provisions of Sections 6.2, 6.3, 6.4 and 6.5, as applicable, specify the effect of termination of the Holder’s employment, Director status or Consultant status on the exercisability of the Option. Moreover, without limiting the generality of the foregoing, an Option Agreement may provide for a “cashless exercise” of the Option, in whole or in part, by (a) establishing procedures whereby the Holder, by a properly-executed written notice, directs (i) an immediate market sale or margin loan as to all or a part of the shares of Common Stock to which he is entitled to receive upon exercise of the Option, pursuant to an extension of credit by the Company to the Holder of the Option price, (ii) the delivery of the shares of Common Stock from the Company directly to a brokerage firm and (iii) the delivery of the Option price from sale or margin loan proceeds from the brokerage firm directly to the Company, or (b) reducing the number of shares of Common Stock to be issued upon exercise of the Option by the number of such shares having an aggregate Fair Market Value equal to the Option price (or portion thereof to be so paid) as of the date of the Option’s exercise. Each Option Agreement shall, solely to the extent inconsistent with the provisions of Sections 6.2, 6.3, 6.4 and 6.5, as applicable, specify the effect of the termination of the Holder’s employment, Director status or Consultant status on the exercisability of the Option. An Option Agreement may also include provisions relating to (i) subject to the provisions hereof, accelerated vesting of Options, including but not limited to upon the occurrence of a Change of Control, (ii) tax matters (including provisions covering any applicable Employee wage withholding requirements and requiring additional “gross-up” payments to Holders to meet any excise taxes or other additional income tax liability imposed as a result of a payment made upon a Change of Control resulting from the operation of the Plan or of such Option Agreement) and (iii) any other matters not inconsistent with the terms and provisions of the Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Option Agreements need not be identical.

Section 7.5 Option Price and Payment. The price at which a share of Common Stock may be purchased upon exercise of an Option shall be determined by the Committee; provided, however, that such Option price (i) shall not be less than the Fair Market Value of a share of Common Stock on the date such Option is granted, and (ii) shall be subject to adjustment as provided in Article XV. The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company. The Option price for the Option or portion thereof shall be paid in full in the manner prescribed by the Committee as set forth in the Plan and the applicable Option Agreement, which manner, with the consent of the Committee, may include the withholding of shares of Common Stock otherwise issuable in connection with the exercise of the Option, for purposes of Section 7.4 (b). Separate stock certificates shall be issued by the Company for those shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option and for those shares of Common Stock acquired pursuant to the exercise of a Non-Qualified Stock Option.

Section 7.6 Stockholder Rights and Privileges. The Holder of an Option shall be entitled to all the privileges and rights of a stockholder of the Company solely with respect to such shares of Common Stock as have been purchased under the Option and for which certificates of stock have been registered in the Holder’s name.

Section 7.7 Options and Rights in Substitution for Stock Options Granted by Other Corporations. Options may be granted under the Plan from time to time in substitution for stock options held by individuals employed by entities who become Employees as a result of a merger or consolidation of the employing entity with the Company or any Affiliate, or the acquisition by the Company or an Affiliate of the assets of the employing entity, or the acquisition by the Company or an Affiliate of stock of the employing entity with the result that such employing entity becomes an Affiliate.

Section 7.8 Prohibition Against Repricing. Except to the extent (i) approved in advance by holders of a majority of the shares of the Company entitled to vote generally in the election of directors, or (ii) as a result of any Change of Control or any adjustment as provided in Article XV, the Committee shall not have the power or authority to reduce, whether through amendment or otherwise, the exercise price under any outstanding Option or Stock Appreciation Right, or to grant any new Award or make any payment of cash in substitution for or upon the cancellation of Options and/or Stock Appreciation Rights previously granted.

ARTICLE VIII

RESTRICTED STOCK AWARDS

Section 8.1 Restriction Period to be Established by Committee. At the time a Restricted Stock Award is made, the Committee shall establish the Restriction Period applicable to such Award. Each Restricted Stock Award may have a different Restriction Period, in the discretion of the Committee. The Restriction Period applicable to a particular Restricted Stock Award shall not be changed except as permitted by Section 8.2.

Section 8.2 Other Terms and Conditions. Common Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Holder of such Restricted Stock Award. If provided for under the Restricted Stock Award Agreement, the Holder shall have the right to vote Common Stock subject thereto and to enjoy all other stockholder rights, including the entitlement to receive dividends on the Common Stock during the Restriction Period, except that (i) the Holder shall not be entitled to delivery of the stock certificate until the Restriction Period shall have expired, (ii) the Company shall retain custody of the stock certificate during the Restriction Period (with a stock power endorsed by the Holder in blank), (iii) the Holder may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Common Stock during the Restriction Period and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Award Agreement shall cause a forfeiture of the Restricted Stock Award. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the effect of termination of employment, Director status or Consultant status prior to expiration of the Restriction Period. Such additional terms, conditions or restrictions shall, to the extent inconsistent with the provisions of Sections 6.2, 6.3 and 6.4, as applicable, be set forth in a Restricted Stock Award Agreement made in conjunction with the Award. Such Restricted Stock Award Agreement may also include provisions relating to (i) subject to the provisions hereof, accelerated vesting of Awards, including but not limited to accelerated vesting upon the occurrence of a Change of Control, (ii) tax matters (including provisions covering any applicable Employee wage withholding requirements and requiring additional “gross-up” payments to Holders to meet any excise taxes or other additional income tax liability imposed as a result of a payment made in connection with a “Change of Control” resulting from the operation of the Plan or of such Restricted Stock Award Agreement) and (iii) any other matters not inconsistent with the terms and provisions of the Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Restricted Stock Agreements need not be identical. All shares of Common Stock delivered to a Holder as part of a Restricted Stock Award shall be delivered and reported by the Company or the Affiliate, as applicable, to the Holder by no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year in which the Holder’s entitlement to such shares becomes vested.

Section 8.3 Payment for Restricted Stock. The Committee shall determine the amount and form of any payment from a Holder for Common Stock received pursuant to a Restricted Stock Award, if any, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Common Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

Section 8.4 Restricted Stock Award Agreements. At the time any Award is made under this Article VIII, the Company and the Holder shall enter into a Restricted Stock Award Agreement setting forth each of the matters contemplated hereby and such other matters as the Committee may determine to be appropriate.

ARTICLE IX

UNRESTRICTED STOCK AWARDS

Pursuant to the terms of the applicable Unrestricted Stock Award Agreement, a Holder may be awarded (or sold) shares of Common Stock which are not subject to Restrictions, in consideration for past services rendered thereby to the Company or an Affiliate or for other valid consideration.

ARTICLE X

RESTRICTED STOCK UNIT AWARDS

Section 10.1 Terms and Conditions The Committee shall set forth in the applicable Restricted Stock Unit Award Agreement the individual service-based vesting requirement which the Holder would be required to satisfy before the Holder would become entitled to payment pursuant to Section 10.2 and the number of Units awarded to the Holder. Such payment shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Restricted Stock Unit Awards, including, but not limited to, rules pertaining to the effect of termination of employment, Director status or Consultant status prior to expiration of the applicable vesting period. The terms and conditions of the respective Restricted Stock Unit Award Agreements need not be identical.

Section 10.2 Payments. The Holder of a Restricted Stock Unit shall be entitled to receive a cash payment equal to the Fair Market Value of a share of Common Stock, or one (1) share of Common Stock, as determined in the sole discretion of the Committee and as set forth in the Restricted Stock Unit Award Agreement, for each Restricted Stock Unit subject to such Restricted Stock Unit Award, if the Holder satisfies the applicable vesting requirement. Such payment shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the calendar year in which the Restricted Stock Unit first becomes vested.

ARTICLE XI
PERFORMANCE UNIT AWARDS

Section 11.1 Terms and ConditionsThe Committee shall set forth in the applicable Performance Unit Award Agreement the performance goals and objectives (and the period of time to which such goals and objectives shall apply) which the Holder and/or the Company would be required to satisfy before the Holder would become entitled to payment pursuant to Section 10.2, the number of Units awarded to the Holder and the dollar value assigned to each such Unit. Such payment shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Performance Unit Awards, including, but not limited to, rules pertaining to the effect of termination of employment, Director status or Consultant status prior to expiration of the applicable performance period. The terms and conditions of the respective Performance Unit Award Agreements need not be identical.

Section 11.2 Payments. The Holder of a Performance Unit shall be entitled to receive a cash payment equal to the dollar value assigned to such Unit under the applicable Performance Unit Award Agreement if the Holder and/or the Company satisfy (or partially satisfy, if applicable under the applicable Performance Unit Award Agreement) the performance goals and objectives set forth in such Performance Unit Award Agreement. If achieved, such payment shall be made not later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year to which such performance goals and objectives relate.

ARTICLE XII
PERFORMANCE SHARE AWARDS

Section 12.1 Terms and Conditions The Committee shall set forth in the applicable Performance Share Award Agreement the performance goals and objectives (and the period of time to which such goals and objectives shall apply) which the Holder and/or the Company would be required to satisfy before the Holder would become entitled to the receipt of shares of Common Stock pursuant to such Holder’s Performance Share Award and the number of shares of Common Stock subject to such Performance Share Award. Such payment shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code and, if such goals and objectives are achieved, the distribution of such Common Shares shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year to which such goals and objectives relate. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Performance Share Awards, including, but not limited to, rules pertaining to the effect of termination of the Holder’s employment, Director status or Consultant status prior to the expiration of the applicable performance period. The terms and conditions of the respective Performance Share Award Agreements need not be identical.

Section 12.2 Stockholder Rights and Privileges The Holder of a Performance Share Award shall have no rights as a stockholder of the Company until such time, if any, as the Holder actually receives shares of Common Stock pursuant to the Performance Share Award.

ARTICLE XIII
DISTRIBUTION EQUIVALENT RIGHTS

Section 13.1 Terms and Conditions The Committee shall set forth in the applicable Distribution Equivalent Rights Award Agreement the terms and conditions, if any, including whether the Holder is to receive credits currently in cash, is to have such credits reinvested (at Fair Market Value determined as of the date of reinvestment) in additional shares of Common Stock or is to be entitled to choose among such alternatives. Such receipt shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code and, if such Award becomes vested, the distribution of such cash or shares of Common Stock shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year in which the Holder’s interest in the Award vests. Distribution Equivalent Rights Awards may be settled in cash or in shares of Common Stock, as set forth in the applicable Distribution Equivalent Rights Award Agreement. A Distribution Equivalent Rights Award may, but need not be, awarded in tandem with another Award, whereby, if so awarded, such Distribution Equivalent Rights Award shall expire, terminate or be forfeited by the Holder, as applicable, under the same conditions as under such other Award.

Section 13.2 Interest Equivalents. The Distribution Equivalent Rights Award Agreement for a Distribution Equivalent Rights Award may provide for the crediting of interest on a Distribution Rights Award to be settled in cash at a future date (but in no event later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year in which such interest was credited), at a rate set forth in the applicable Distribution Equivalent Rights Award Agreement, on the amount of cash payable thereunder.

ARTICLE XIV
STOCK APPRECIATION RIGHTS

Section 14.1 Terms and Conditions The Committee shall set forth in the applicable Stock Appreciation Right Award Agreement the terms and conditions of the Stock Appreciation Right, including (i) the base value (the “Base Value”) for the Stock Appreciation Right, which for purposes of a Stock Appreciation Right which is not a Tandem Stock Appreciation Right, shall be not less than the Fair Market Value of a share of the Common Stock on the date of grant of the Stock Appreciation Right, (ii) the number of shares of Common Stock subject to the Stock Appreciation Right, (iii) the period during which the Stock Appreciation Right may be exercised; provided, however, that no Stock Appreciation Right shall be exercisable after the expiration of ten (10) years from the date of its grant, and (iv) any other special rules and/or requirements which the Committee imposes upon the Stock Appreciation Right. Upon the exercise of some or all of a Stock Appreciation Right, the Holder shall receive a payment from the Company, in cash or in the form of shares of Common Stock having an equivalent Fair Market Value or in a combination of both, as determined in the sole discretion of the Committee, equal to the product of:

(a) The excess of (i) the Fair Market Value of a share of the Common Stock on the date of exercise, over (ii) the Base Value, multiplied by;

(b) The number of shares of Common Stock with respect to which the Stock Appreciation Right is exercised.

Section 14.2 Tandem Stock Appreciation Rights. If the Committee grants a Stock Appreciation Right which is intended to be a Tandem Stock Appreciation Right, the Tandem Stock Appreciation Right shall be granted at the same time as the related Option, and the following special rules shall apply:

(a) The Base Value shall be equal to or greater than the per share exercise price under the related Option;

(b) The Tandem Stock Appreciation Right may be exercised for all or part of the shares of Common Stock which are subject to the related Option, but solely upon the surrender by the Holder of the Holder’s right to exercise the equivalent portion of the related Option (and when a share of Common Stock is purchased under the related Option, an equivalent portion of the related Tandem Stock Appreciation Right shall be cancelled);

(c) The Tandem Stock Appreciation Right shall expire no later than the date of the expiration of the related Option;

(d) The value of the payment with respect to the Tandem Stock Appreciation Right may be no more than one hundred percent (100%) of the difference between the per share exercise price under the related Option and the Fair Market Value of the shares of Common Stock subject to the related Option at the time the Tandem Stock Appreciation Right is exercised, multiplied by the number of shares of Common Stock with respect to which the Tandem Stock Appreciation Right is exercised; and

(e) The Tandem Stock Appreciation Right may be exercised solely when the Fair Market Value of a share of Common Stock subject to the related Option exceeds the per share exercise price under the related Option.

ARTICLE XV

RECAPITALIZATION OR REORGANIZATION

Section 15.1 Adjustments to Common Stock The shares with respect to which Awards may be granted under the Plan are shares of Common Stock as presently constituted; provided, however, that if, and whenever, prior to the expiration or distribution to the Holder of shares of Common Stock underlying an Award theretofore granted, the Company shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Company, the number of shares of Common Stock with respect to which such Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding shares, shall be proportionately increased, and the purchase price per share of the Common Stock shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares, shall be proportionately reduced, and the purchase price per share of the Common Stock shall be proportionately increased. Notwithstanding the foregoing or any other provision of this Article XV, any adjustment made with respect to an Award (x) which is an Incentive Stock Option, shall comply with the requirements of Section 424(a) of the Code, and in no event shall any adjustment be made which would render any Incentive Stock Option granted under the Plan to be other than an “incentive stock option” for purposes of Section 422 of the Code, and (y) which is a Non-Qualified Stock Option, shall comply with the requirements of Section 409A of the Code, and in no event shall any adjustment be made which would render any Non-Qualified Stock Option granted under the Plan to become subject to Section 409A of the Code.

Section 15.2 Recapitalization. If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of a previously granted Award, the Holder shall be entitled to receive (or entitled to purchase, if applicable) under such Award, in lieu of the number of shares of Common Stock then covered by such Award, the number and class of shares of stock and securities to which the Holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Holder had been the holder of record of the number of shares of Common Stock then covered by such Award.

Section 15.3 Other Events In the event of changes to the outstanding Common Stock by reason of extraordinary cash dividend, reorganization, mergers, consolidations, combinations, split-ups, spin-offs, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for under this Article XV, any outstanding Awards and any Award Agreements evidencing such Awards shall be adjusted by the Board in its discretion in such manner as the Board shall deem equitable or appropriate taking into consideration the applicable accounting and tax consequences, as to the number and price of shares of Common Stock or other consideration subject to such Awards. In the event of any adjustment pursuant to Sections 15.1, 15.2 or this Section 15.3, the aggregate number of shares available under the Plan pursuant to Section 5.1 (and the Code Section 162(m) limit set forth therein) may be appropriately adjusted by the Board, the determination of which shall be conclusive. In addition, the Committee may make provision for a cash payment to a Participant or a person who has an outstanding Award. The number of shares of Common Stock subject to any Award shall be rounded to the nearest whole number.

Section 15.4 Powers Not Affected The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or of the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change of the Company’s capital structure or business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

Section 15.5 No Adjustment for Certain Awards. Except as hereinabove expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect previously granted Awards, and no adjustment by reason thereof shall be made with respect to the number of shares of Common Stock subject to Awards theretofore granted or the purchase price per share, if applicable.

ARTICLE XVI
AMENDMENT AND TERMINATION OF PLAN

The Plan shall continue in effect, unless sooner terminated pursuant to this Article XVI, until the tenth (10th) anniversary of the date on which it is adopted by the Board (except as to Awards outstanding on that date). The Board in its discretion may terminate the Plan at any time with respect to any shares for which Awards have not theretofore been granted; provided, however, that the Plan’s termination shall not materially and adversely impair the rights of a Holder with respect to any Award theretofore granted without the consent of the Holder. The Board shall have the right to alter or amend the Plan or any part hereof from time to time; provided, however, that without the approval by a majority of the votes cast at a meeting of shareholders at which a quorum representing a majority of the shares of the Company entitled to vote generally in the election of directors is present in person or by proxy, no amendment or modification of the Plan may (i) materially increase the benefits accruing to Holders, (ii) except as otherwise expressly provided in Article XV, materially increase the number of shares of Common Stock subject to the Plan or the individual Award limitations specified in Article V, (iii) materially modify the requirements for participation in the Plan, or (iv) amend, modify, terminate or suspend Section 7.8 (repricing prohibition) or this Article XVI. In addition, no change in any Award theretofore granted may be made which would materially and adversely impair the rights of a Holder with respect to such Award without the consent of the Holder (unless such change is required in order to cause the benefits under the Plan to qualify as “performance-based” compensation within the meaning of Section 162(m) of the Code or to exempt the Plan or any Award from Section 409A of the Code).

ARTICLE XVII
SPECIAL RULES

Section 17.1 Right of First Refusal. Solely during such time that the Common Stock is not publicly traded and solely to the extent that the applicable Award Agreement so provides, no Holder (or beneficiary of a Holder including but not limited to the Holder’s estate) may sell or otherwise transfer (except for inter vivos transfers to Family Members) any Common Stock obtained thereby pursuant to an Award without first (i) providing the Company with a written offer to sell the Common Stock to the Company on the same terms as were offered to the Holder (or the Holder’s beneficiary) by a bona fide third party (a copy of which third party offer shall be attached to the Holder’s or beneficiary’s offer to sell such Common Stock to the Company) for a sales price and with other terms and conditions, in each case equal to those stated in the third party’s purchase offer, and (ii) waiting thirty (30) days from the date of the Company’s receipt of such offer. If the Company shall accept the Holder’s or beneficiary’s offer in writing within said thirty (30) day period, the Holder or beneficiary and the Company shall promptly effect such transaction. If the Company does not provide a written acceptance of the Holder’s or beneficiary’s offer within said thirty (30) day period, the Holder or beneficiary shall be entitled to accept such third party’s offer and effect such transaction.

Section 17.2 Call Option. Solely during such time that the Common Stock is not publicly traded and solely to the extent that the applicable Award Agreement so provides, upon the termination of (i) an Employee’s employment with the Company or an Affiliate, (ii) a Director’s membership on the Board or on the board of directors of an Affiliate or (iii) a Consultant’s consulting or advisory engagement by the Company or Affiliate, the Company shall have the right to purchase from such individual or from such individual’s estate, for a period of ninety (90) days following the date of such termination, any Common Stock obtained thereby pursuant to the exercise of a Stock Option hereunder for a purchase price equal to the Fair Market Value of such Stock as of the date on which the Company provides written notice of its intent to exercise its call option hereunder to such individual or to such individual’s estate; provided, however, that notwithstanding the foregoing, should the individual’s employment, Board membership or consulting or advisory engagement be terminated by the Company for Cause, in lieu of Fair Market Value, the purchase price shall equal the amount paid, if any, by such individual, to obtain such Stock.

ARTICLE XVIII

MISCELLANEOUS

Section 18.1 No Right to Award. Neither the adoption of the Plan by the Company nor any action of the Board or the Committee shall be deemed to give an Employee, Director or Consultant any right to an Award except as may be evidenced by an Award Agreement duly executed on behalf of the Company, and then solely to the extent and on the terms and conditions expressly set forth therein.

Section 18.2 No Rights Conferred. Nothing contained in the Plan shall (i) confer upon any Employee any right with respect to continuation of employment with the Company or any Affiliate, (ii) interfere in any way with any right of the Company or any Affiliate to terminate the employment of an Employee at any time, (iii) confer upon any Director any right with respect to continuation of such Director’s membership on the Board, (iv) interfere in any way with any right of the Company or an Affiliate to terminate a Director’s membership on the Board at any time, (v) confer upon any Consultant any right with respect to continuation of his or her consulting engagement with the Company or any Affiliate, or (vi) interfere in any way with any right of the Company or an Affiliate to terminate a Consultant’s consulting engagement with the Company or an Affiliate at any time.

Section 18.3 Other Laws; No Fractional Shares; Withholding. The Company shall not be obligated to issue any Common Stock pursuant to any Award granted under the Plan at any time when the shares covered by such Award have not been registered under the Securities Act of 1933 and under such other state and federal laws, rules or regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel of the Company, if there is no exemption from the registration requirements of such laws, rules or regulations available for the issuance and sale of such shares of Common Stock. The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Award or to otherwise sell or issue shares of Common Stock in violation of any such laws, rules or regulations, and any postponement of the exercise or settlement of any Award under this provision shall not extend the term of such Award. Neither the Company nor its directors or officers shall have any obligation or liability to a Holder with respect to any Award (or shares of Common Stock issuable thereunder) (i) that shall lapse because of such postponement, or (ii) for any failure to comply with the requirements of any applicable law, rules or regulations, including but not limited to any failure to comply with the requirements of Section 409A of the Code. No fractional shares of Common Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Company shall have the right to deduct in cash (whether under this Plan or otherwise) in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations. In the case of any Award satisfied in the form of shares of Common Stock, no shares shall be issued unless and until arrangements satisfactory to the Company shall have been made to satisfy any tax withholding obligations applicable with respect to such Award. Subject to such terms and conditions as the Committee may impose, the Company shall have the right to retain, or the Committee may, subject to such terms and conditions as it may establish from time to time, permit Holders to elect to tender, Common Stock (including Common Stock issuable in respect of an Award) to satisfy, in whole or in part, the amount required to be withheld.

Section 18.4 No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or any Affiliate from taking any corporate action which is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No Employee, Director, Consultant, beneficiary or other person shall have any claim against the Company or any Affiliate as a result of any such action.

Section 18.5 Restrictions on Transfer No Award under the Plan or any Award Agreement and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged or otherwise hypothecated or disposed of by a Holder except (i) by will or by the laws of descent and distribution, or (ii) except for an Incentive Stock Option, by gift to any Family Member of the Holder. An Award may be exercisable during the lifetime of the Holder only by such Holder or by the Holder’s guardian or legal representative unless it has been transferred by gift to a Family Member of the Holder, in which case it shall be exercisable solely by such transferee. Notwithstanding any such transfer, the Holder shall continue to be subject to the withholding requirements provided for under Section 18.3 hereof.

Section 18.6 Beneficiary Designations. Each Holder may, from time to time, name a beneficiary or beneficiaries (who may be contingent or successive beneficiaries) for purposes of receiving any amount which is payable in connection with an Award under the Plan upon or subsequent to the Holder’s death. Each such beneficiary designation shall serve to revoke all prior beneficiary designations, be in a form prescribed by the Company and be effective solely when filed by the Holder in writing with the Company during the Holder’s lifetime. In the absence of any such written beneficiary designation, for purposes of the Plan, a Holder’s beneficiary shall be the Holder’s estate.

Section 18.7 Rule 16b-3. It is intended that, at any time when the Common Stock is registered under Section 12 of the Exchange Act, the Plan and any Award made to a person subject to Section 16 of the Exchange Act shall meet all of the requirements of Rule 16b-3. If any provision of the Plan or of any such Award would disqualify the Plan or such Award under, or would otherwise not comply with the requirements of, Rule 16b-3, such provision or Award shall be construed or deemed to have been amended as necessary to conform to the requirements of Rule 16b-3.

Section 18.8 Section 162(m). It is intended that, at any time when the Common Stock is registered under Section 12 of the Exchange Act, the Plan shall comply fully with and meet all the requirements of Section 162(m) of the Code so that Awards hereunder which are made to Holders who are “covered employees” (as defined in Section 162(m) of the Code) shall constitute “performance-based” compensation within the meaning of Section 162(m) of the Code. Any Performance Goal(s) applicable to Qualified Performance-Based Awards shall be objective, shall be established not later than ninety (90) days after the beginning of any applicable Performance Period (or at such other date as may be required or permitted for “performance-based” compensation under Section 162(m) of the Code) and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the outcome of the Performance Goal or Goals be substantially uncertain (as defined in the regulations under Section 162(m) of the Code) at the time established. The Performance Criteria to be utilized under the Plan to establish Performance Goals shall consist of objective tests based on one or more of the following: earnings or earnings per share, cash flow or cash flow per share, operating cash flow or operating cash flow per share revenue growth, product revenue growth, financial return ratios (such as return on equity, return on investment and/or return on assets), share price performance, stockholder return, equity and/or value, operating income, operating margins, earnings before interest, taxes, depreciation and amortization, net income, pre- or post-tax income, economic value added (or an equivalent metric), profit returns and margins, credit quality, sales growth, market share, working capital levels, comparisons with various stock market indices, year-end cash, debt reduction, assets under management, operating efficiencies, strategic partnerships or transactions (including co-development, co-marketing, profit-sharing, joint venture or other similar arrangements), and/or financing and other capital raising transactions. Performance criteria may be established on a Company-wide basis or with respect to one or more Company business units or divisions or subsidiaries; and either in absolute terms, relative to the performance of one or more similarly situated companies, or relative to the performance of an index covering a peer group of companies. When establishing Performance Goals for the applicable Performance Period, the Committee may exclude any or all “extraordinary items” as determined under U.S. generally accepted accounting principles including, without limitation, the charges or costs associated with restructurings of the Company, discontinued operations, other unusual or non-recurring items, and the cumulative effects of accounting changes and as identified in the Company’s financial statements, notes to the Company’s financial statements or management’s discussion and analysis of financial condition and results of operations contained in the Company’s most recent annual report filed with the U.S. Securities and Exchange Commission pursuant to the Exchange Act. Holders who are “covered employees” (as defined in Section 162(m) of the Code) shall be eligible to receive payment under a Qualified Performance-Based Award which is subject to achievement of a Performance Goal or Goals only if the applicable Performance Goal or Goals are achieved within the applicable Performance Period, as determined by the Committee. If any provision of the Plan would disqualify the Plan or would not otherwise permit the Plan to comply with Section 162(m) as so intended, such provision shall be construed or deemed amended to conform to the requirements or provisions of Section 162(m). The Committee may postpone the exercising of Awards, the issuance or delivery of Common Stock under any Award or any action permitted under the Plan to prevent the Company or any subsidiary from being denied a federal income tax deduction with respect to any Award other than an Incentive Stock Option, provided that such deferral satisfies the requirements of Section 409A of the Code. For purposes of the requirements of Treasury Regulation Section 1.162-27(e)(4)(i), the maximum amount of compensation that may be paid to any Employee under the Plan for a calendar year shall be Five Hundred Thousand Dollars ($500,000).

Section 18.9 Section 409A. Notwithstanding any other provision of the Plan, the Committee shall have no authority to issue an Award under the Plan with terms and/or conditions which would cause such Award to constitute non-qualified “deferred compensation” under Section 409A of the Code. Accordingly, by way of example but not limitation, no Option shall be granted under the Plan with a per share exercise price which is less than the Fair Market Value of a share of Common Stock on the date of grant of the Option. Notwithstanding anything herein to the contrary, no Award Agreement shall provide for any deferral feature with respect to an Award which constitutes a deferral of compensation under Section 409A of the Code. The Plan and all Award Agreements are intended to comply with the requirements of Section 409A of the Code (so as to be exempt therefrom), and shall be so interpreted and construed.

Section 18.10 Indemnification. Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred thereby in connection with or resulting from any claim, action, suit, or proceeding to which such person may be made a party or may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid thereby in settlement thereof, with the Company’s approval, or paid thereby in satisfaction of any judgment in any such action, suit, or proceeding against such person; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-laws, by contract, as a matter of law, or otherwise.

Section 18.11 Other Plans. No Award, payment or amount received hereunder shall be taken into account in computing an Employee’s salary or compensation for the purposes of determining any benefits under any pension, retirement, life insurance or other benefit plan of the Company or any Affiliate, unless such other plan specifically provides for the inclusion of such Award, payment or amount received. Nothing in the Plan shall be construed to limit the right of the Company to establish other plans or to pay compensation to its employees, in cash or property, in a manner which is not expressly authorized under the Plan.

Section 18.12 Limits of Liability. Any liability of the Company with respect to an Award shall be based solely upon the contractual obligations created under the Plan and the Award Agreement. None of the Company, any member of the Board nor any member of the Committee shall have any liability to any party for any action taken or not taken, in good faith, in connection with or under the Plan.

Section 18.13 Governing Law. Except as otherwise provided herein, the Plan shall be construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of law.

Section 18.14 Severability of Provisions. If any provision of the Plan is held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of the Plan, and the Plan shall be construed and enforced as if such invalid or unenforceable provision had not been included in the Plan.

Section 18.15 No Funding. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to ensure the payment of any Award.

Section 18.16 Headings. Headings used throughout the Plan are for convenience only and shall not be given legal significance.

Section 18.17 Terms of Award Agreements. Each Award shall be evidenced by an Award Agreement, which Award Agreement, if it provides for the issuance of Common Stock, shall require the Holder to enter into and be bound by the terms of the Company’s Stockholders’ Agreement, if any. The terms of the Award Agreements utilized under the Plan need not be the same.

VIVOS INC.
Annual Meeting of Stockholders
December 9, 2026
11:00 AM, Pacific Time

REVOCABLE PROXY
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) hereby appoints Michael K. Korenko and Carlton M. Cadwell, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of common stock of Vivos Inc. (the "Company") that the undersigned(s) is entitled to vote at the Annual Meeting of Stockholders and at any adjournment or postponement thereof.

THE UNDERSIGNED(S) HEREBY REVOKES ANY AND ALL PROXY OR PROXIES HERETOFORE GIVEN TO VOTE UPON OR ACT WITH RESPECT TO SUCH COMMON STOCK AND HEREBY RATIFIES AND CONFIRMS ALL THAT THE NAMED PROXIES, THEIR SUBSTITUTES OR ANY OF THEM MAY LAWFULLY DO BY VIRTUE HEREOF.

The Board of Directors unanimously recommends a vote FOR each director nominee and FOR proposals 2 and 3 listed below.

1. To elect the following nominees as directors:

	FOR	WITHHOLD
01. Carlton M. Cadwell	☐	☐
02. Michael K. Korenko	☐	☐

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign but only one owner must sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer and add title as such.

Signature ____

Signature (Co-owner) __________________________________

Title ____

Dated: ____________________

☐ Please check box for Address Change or Comments. Provide updated address or comments in the space provided below.

____

____

☐ Please check box if you agree to receive all future communications related to these securities holdings electronically via the email address provided below. I understand I may change this selection at any time in the future.

EMAIL ADDRESS: ____

If you vote by Internet, you do NOT need to return your proxy card by mail.

YOUR VOTE IS IMPORTANT

Voting Instructions on Reverse Side.

VOTING INSTRUCTIONS

You may vote your proxy in the following ways:

- **Via Internet:**

  Login to **https://annualgeneralmeetings.com/rdgl2026/**

  Enter your control number (12-digit number located below)

- **Via Mail:**

  Pacific Stock Transfer Company
  Attn: Proxy Department
  6725 Via Austi Parkway
  Suite 300
  Las Vegas, Nevada 89119

CONTROL NUMBER

Internet voting is available 24 hours a day, 7 days a week, through 11:59 p.m.PT on December 8, 2026.

Your Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed, dated and returned your proxy card.